UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-04014

                                 Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

                             Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

                               Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end:  June 30

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
June 30, 2019
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Enhanced Equity Fund
Meridian Small Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meridianfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.meridianfund.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-446-6662 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. markets were volatile during the first half of the fiscal year, peaking in September before falling sharply in December as slowing economic growth, weaker corporate earnings, and rising trade tensions kept investors on edge. In the early months of 2019 worries eased, and stocks recovered in reaction to the Federal Reserve’s more dovish stance on monetary policy. Indications that the U.S. and China may be closer to a trade deal also fueled the market’s gains.
For the twelve-month period, mid- and large-cap growth equities outpaced small-cap growth equities, and growth stocks outperformed value stocks, as measured by the Russell family of indices.

Fund Performance
The Meridian Growth Fund (the “Fund”) Legacy Class shares returned 2.98% for the twelve months ended June 30, 2019, underperforming its benchmark, the Russell 2500 Growth Index, which returned 6.13%.
The hallmark of our investment strategy is that we prioritize the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. During the twelve-month period, the number of days in which the index dropped 2% or more totaled 13, which is below historical averages. Although the recent period of low volatility provided us with fewer opportunities to position the Fund for outperformance in a rising market, we are pleased to report that we delivered on our downside mitigation goal during these days.
The Fund’s underperformance can be attributed to market dynamics that were not supportive of our style of investing. Most notable was the outperformance of higher-momentum, larger market cap stocks, which continue to trade at unjustifiably high levels. Instead, we continue to focus on attractively valued and high-quality growth companies at the smaller end of the capitalization range that meet our strict investment criteria.
At the sector level, pressuring relative results was negative stock selection within the healthcare and information technology sectors, while select holdings in the consumer discretionary and industrials sectors aided returns.
The three largest contributors to the Fund’s performance during the period were Trimble, Inc. (TRMB), CyberArk Software, Ltd. (CYBR), and Euronet Worldwide, Inc. (EEFT).
•	Trimble, Inc. (TRMB) is a leading technology supplier to the construction, agriculture, and transportation industries. Among the many things we like about this company are its leading technological capabilities along with deep domain expertise. With its integrated hardware and software platform, Trimble helps clients improve the productivity of processes, people, and machines. Solid revenue growth and strength in the construction industry supported stock gains during the period. We believe the agriculture and construction industries are in the early days of technology adoption, which suggests that Trimble has a long runway for growth. As such, we continued to maintain a position in this stock.

•	CyberArk Software, Ltd. (CYBR) is a provider of information technology security solutions that protect organizations from cyberattacks. Its core product, Privileged Access Security Solution, includes safeguards that make it difficult for hackers who break into a computer network to access a company’s physical, virtual, or cloud-based confidential information. Because Privileged Access Security Solution leverages a shared technology platform to integrate with critical systems across an organization, its security software is unique and difficult for competitors to replicate. This competitive advantage is one of the things that attracted us to CyberArk. Recent enhancements to the company’s sales strategy resulted in strong revenue growth during the period, driven primarily by license revenue. We liquidated our position in the stock when it reached our price target.

•	Euronet Worldwide, Inc. (EEFT) is a global electronic payments service provider comprised of three primary business segments: electronic financial transactions (EFT) processing, prepaid (epay), and money transfer. Among the many things we like about this company are its strong global presence, leading position as a low-cost provider, and attractive financial model. Euronet has more than 40,000 ATMs across Western, Central, and Eastern Europe and continues to build out its money transfer business, which is taking market share from competitors

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
such as Western Union and MoneyGram. Continued execution of its business plan enabled the company to deliver strong financial results during the period, particularly in its EFT and money transfer businesses. Although we maintained a position in the stock, we reduced our exposure as the overall risk-reward profile was not as compelling given price appreciation and valuation.
The three largest detractors from the Fund’s performance during the period were 2U, Inc. (TWOU), AxoGen, Inc. (AXGN), and Mednax, Inc. (MD).
•	2U, Inc. (TWOU) is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. Among the many things that initially attracted us to 2U are its first-mover advantage with marquee university partners, long-term contracts, growing pipeline and improving EBITDA margins. Although the company reported strong results during the first quarter of 2019, its stock pulled back after management reduced full-year revenue guidance in anticipation of a decline in enrollment for its five largest programs. Management attributes the slowdown to more selective admissions trends among university partners, as well as timing of new program launches. We believe 2U will overcome these setbacks and are encouraged to see that the majority of its programs are growing at a rate of 20% or more. Another positive for 2U is its recent acquisition of Trilogy Education Services, which will expand its service offering and addressable market. Given our positive long-term outlook for the company, we used the downturn in the stock as an opportunity to increase our position size.
•	AxoGen, Inc. (AXGN) is a medical technology firm focused on peripheral nerve regeneration and repair. We believe the company is in the early stages of penetrating a multi-billion dollar opportunity, as the market for nerve repair is under-served and AxoGen’s medical technology is superior to competitors. The stock pulled back sharply in early 2019, after AxoGen reported full-year 2018 revenue growth of 39%, which was slightly below consensus expectations. While the company has taken a more conservative view of 2019, overall growth is still expected to be north of 30% for the year. We continue to believe there is significant long-term potential for AxoGen and consequently maintained our position in the stock.
•	Mednax, Inc. (MD) is a provider of physician management services of neonatology, anesthesiology, and radiology specialties to hospital partners. Our initial attraction to Mednax included its high free cash flow yield, depressed valuation, and growth opportunity in its radiology business. Unfortunately, declining birth rates in the U.S. have slowed the growth of its neonatal business and a change in payor mix away from commercial and toward government reimbursement has pressured margins in its anesthesiology business. Although the company’s fixed costs make it difficult to manage margins in the near-term, we believe Mednax will overcome these headwinds. We used the stock’s downturn to add to our position.

Outlook
Despite pockets of weakness, including slower U.S. auto sales, a decline in agricultural producer sentiment, and lower construction spending, the U.S. economy remains in expansion mode and is now in the longest economic recovery on record. With each passing day, we believe we are nearing the end of this cycle. We are particularly watchful of U.S.-China trade negotiations and Federal Reserve monetary policy, which undoubtedly will influence the direction of the economy.
Although we monitor the economy, our investment decisions are guided by fundamental company-level research, rather than macroeconomic developments. This bottom-up approach has resulted in a portfolio of high-quality investments in companies with predictable and enduring revenue streams, improving margins, strong competitive advantages, and large addressable markets that we believe have the ability to create value for shareholders over the long term.
Thank you for your continued investment.
Brian Schaub & Chad Meade
Co-Portfolio Managers

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.19
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	2.98%	10.65%	14.74%	12.48%
Institutional Class (MRRGX)	12/24/14	3.00%	—	—	10.00%
Class A (MRAGX) w/o sales charge	11/15/13	2.64%	10.18%	—	10.09%
Class A (MRAGX) with sales charge[1]	11/15/13	(3.26)%	8.88%	—	8.94%
Class C (MRCGX)	7/1/15	1.94%	—	—	9.21%
Investor Class (MRIGX)	11/15/13	2.95%	10.53%	—	10.44%
Russell 2500® Growth Index	8/1/84 [2]	6.13%	9.98%	15.67%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Legacy Class precedes the inception date of Russell 2500® Growth Index.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.19
LogMeIn, Inc.	2.87%
Skechers U.S.A., Inc. Class A	2.60%
Sensata Technologies Holding Plc	2.41%
Hanesbrands, Inc.	2.40%
Clean Harbors, Inc.	2.25%
Grand Canyon Education, Inc.	2.10%
Trimble, Inc.	1.90%
Sally Beauty Holdings, Inc.	1.83%
STERIS Plc	1.74%
Kirby Corp.	1.71%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials, Information Technology and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. markets were volatile during the first half of the fiscal year, peaking in September before falling sharply in December as slowing economic growth, weaker corporate earnings, and rising trade tensions kept investors on edge. In the early months of 2019, worries eased and stocks recovered in reaction to the Federal Reserve’s more dovish stance on monetary policy. Indications that the U.S. and China may be closer to a trade deal also fueled the market’s gains.
For the twelve-month period, large-cap equities outpaced mid- and small-cap equities, and growth stocks outperformed value stocks, as measured by the Russell family of indices.

Fund Performance
The Meridian Contrarian Fund (the “Fund”) Legacy Class shares returned -0.05% for the twelve months ended June 30, 2019, underperforming its benchmark, the Russell 2500 Index, which returned 1.77%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for earnings growth and multiple expansion can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-65 of our best ideas.
With a process that prioritizes the management of risk over the opportunity for return, we scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital and free cash flow, as well as sustainable future earnings growth.
While we manage the Fund from the bottom up based on individual company fundamentals, we augment this by monitoring overall portfolio characteristics as part of our risk-management process. We analyze the beta-adjusted weights of portfolio holdings against the Russell 2500 Index to determine how sensitive each holding is to movement in the broader market and identify where our risk exposure lies within the portfolio. Depending on the degree to which a stock correlates closely with market movement (high beta), or inversely to the market (low beta), we may increase or decrease our weighting to align with the Fund’s risk parameters as we prioritize risk before reward. This is part of our ongoing process of recycling capital and we are comfortable with the current lower-risk profile.
The Fund’s disappointing performance during the period was driven by weak stock selection in the healthcare and real estate sectors. Conversely, positive stock selection in the industrial and energy sectors aided results.
The three largest contributors to the Fund’s performance during the period were LiveRamp Holdings, Inc. (RAMP), Iridium Communications, Inc. (IRDM), and Advanced Micro Devices, Inc. (AMD).
•	LiveRamp Holdings, Inc. (RAMP), formerly known as Acxiom, operates a data onboarding platform that enables clients to use personal customer data (emails, addresses, phone numbers) stored in their customer relationship management systems to match customers and potential customers with relevant, targeted advertising across digital channels (smartphones and computers). The stock rallied early in the period after management announced the sale of its legacy Acxiom Marketing Solutions business to worldwide advertising agency Interpublic Group of Companies (IPG). At a market cap of $2.3 billion, Acxiom generated a much higher price than expected—nearly equal to the entire market cap of the company at the time of the announcement. The sale is part of LiveRamp’s longer-term strategy to transition from traditional marketing services to digital marketing. This shift to digital marketing is what we found most compelling about the company and prompted our original investment in LiveRamp in 2016. We sold our position as the stock exceeded our target price.

•	Iridium Communications, Inc. (IRDM) operates a global satellite communications network capable of reaching some of the most remote areas of the world. When we first purchased shares of Iridium in 2014, the stock was pressured by concerns of high capital expenditures (and the required debt) related to the upgrade of the company’s aging constellation of narrow-band satellites. Despite these concerns, we were impressed with the

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
company’s stable cash flow and the slow but steady growth of the business. As the only network offering true global coverage, Iridium is benefiting from robust demand for continuously connected services such as asset tracking, monitoring, fleet management, and remote communications. After completing its final satellite upgrade in early 2019, Iridium raised full-year 2019 guidance for service revenue growth. While we maintained our position in Iridium, we sold some shares into the strength of the stock.
•	Advanced Micro Devices, Inc. (AMD) is a global semiconductor company that manufactures both central processing units (CPUs) for desktops and servers and graphics processing units (GPUs) for video games. We saw an opportunity to invest in 2018 when investors’ concerns over declining demand for GPUs used for mining crypto-currencies resulted in a 30% decline in the company’s share price. At the time, our viewpoint was that AMD’s next-generation CPU would very likely gain significant market share against Intel in the data center server market—an opportunity that we regarded as a significant tailwind to outsized earnings growth. During the period, AMD’s share price appreciated on signs that declines in GPUs used in crypto mining would not have a material impact on AMD, and early indications that data center customers have begun to embrace AMD’s newest chip. We trimmed our position as part of our risk-management strategy and are closely monitoring developments at AMD to gauge the possible effects of the U.S.-China trade dispute.
The three largest detractors from the Fund’s performance during the period were CVS Health Corp. (CVS), Synaptics (SYNA), and California Resources Corp. (CRC).
•	CVS Health Corp. (CVS) is an integrated pharmacy health care provider. The company suffered from weak margins in 2018 due to the combination of a $1 billion increase in employee wages and inflated generic drug prices. We viewed the downturn in CVS Health's stock, caused by its weak financial results, as an opportunity to invest. At the time, margins were particularly weak in CVS Health's pharmaceuticals segment. Our investment thesis was that the company’s acquisition of Aetna would lead to increased market share for CVS Health's pharmacy and health insurance businesses. During the period, the stock plunged after management provided earnings guidance for 2019 that fell short of analysts’ expectations. We believe recent headwinds in the health care provider market outweigh the benefits of CVS Health's superior assets and strategic direction. With our outlook for this industry clouded, we sold our shares.
•	Synaptics (SYNA) is a leading developer and supplier of biometric interface solutions (e.g. fingerprint sensors) for computers, phones, and other digital devices. When we first invested in the company, earnings were under pressure as a result of a transition in smartphones away from LCD displays to OLED displays. The loss of a major contract with Apple, which decided to develop its own fingerprint solution, also weighed on the stock. However, we felt the loss of Apple’s business and resulting diversification of its customer base would ultimately be a good thing for Synaptics and that, as the technology leader in this industry, it would overcome these setbacks. Since then, sales to Chinese smartphone original equipment manufacturers have become a greater percentage of the company’s overall sales. As such, the stock dropped due to the U.S.-China trade dispute. We are seeing signs that this could be a long-term setback for Synaptics and liquidated our position in the stock.

•	California Resources Corp. (CRC) is an oil and gas exploration and drilling company operating exclusively in California. We like CRC for its high free cash flow, world-class resource base, and flexible operating methods. During the period, volatile oil prices and anxiety over the U.S.-China trade conflict pressured energy stocks. Concerns of a potential slowdown in energy demand due to a weakening global economy also weighed on these stocks. Nonetheless, we remain confident in the long-term prospects for this CRC and held our position in the stock steady.

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Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
We believe there is a disconnect in the market caused by investors' focus on macroeconomic events rather than company fundamentals. In contrast, macro news plays a minor role in our investment selection. Rather, it is a backdrop against which we perform company-level research to identify attractively priced investment opportunities with the potential for multiple expansion and earnings growth. Although the current disconnect in the market makes for a difficult investing environment, it has allowed us to expand our list of potential investment opportunities—companies that are currently out of favor yet where we see a potential catalyst for improvement.
We strongly believe that our investment process will deliver the returns our investors expect and deserve.
Thank you for your continued investment.
Jamie England
Portfolio Manager

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 6.30.19
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	(0.05)%	9.18%	13.48%	12.67%
Class A (MFCAX) w/o sales charge	11/15/13	(0.42)%	8.70%	—	8.99%
Class A (MFCAX) with sales charge[1]	11/15/13	(6.15)%	7.42%	—	7.85%
Class C (MFCCX)	7/1/15	(1.06)%	—	—	8.60%
Investor Class (MFCIX)	11/15/13	(0.11)%	8.99%	—	9.28%
Russell 2500® Index	2/10/94 [2]	1.77%	7.66%	14.44%	10.13%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	11	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.19
Graphic Packaging Holding Co.	3.23%
Nomad Foods Ltd. (United Kingdom)	3.04%
VICI Properties, Inc.	2.70%
Verint Systems, Inc.	2.63%
American International Group, Inc.	2.59%
Gildan Activewear, Inc. (Canada)	2.37%
Nuance Communications, Inc.	2.36%
Newmont Goldcorp Corp.	2.28%
Skechers U.S.A., Inc. Class A	2.27%
Kennedy-Wilson Holdings, Inc.	2.26%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	12	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. markets were volatile during the first half of the fiscal year, peaking in September before falling sharply in December as slowing economic growth, weaker corporate earnings, and rising trade tensions kept investors on edge. In the early months of 2019, worries eased and stocks recovered in reaction to the Federal Reserve’s more dovish stance on monetary policy. Indications that the U.S. and China may be closer to a trade deal also fueled the market’s gains.
For the twelve-month period, large-cap equities outpaced mid- and small-cap equities, and growth stocks outperformed value stocks, as measured by the Standard & Poor’s family of indices.

Fund Performance
The Meridian Enhanced Equity Fund (the “Fund”) Legacy Class shares returned 11.20% for the twelve months ended June 30, 2019, outperforming its benchmark, the S&P 500 Index, which returned 10.42%.
The Fund seeks to maximize total return by investing primarily in a diversified portfolio of equity securities of large capitalization U.S. companies that have the potential for capital appreciation. To achieve this goal, we engage in fundamental research and active portfolio construction to identify and invest in a combination of long stock positions and call options. This approach produced strong results for the period, allowing us to outperform the S&P 500 Index. Standout performers in the Fund came primarily from the information technology, healthcare and consumer discretionary sectors. While there were few weak spots in the portfolio, on a relative basis, our energy holdings underperformed.
Our unique investment perspective and process continue to lead us to companies powering the digital world. For example, we believe the continued digital and demographic evolution makes it more important than ever for companies to develop new strategies to stay competitive. With this in mind, we have focused our research efforts on understanding the way in which companies do business. Specifically, we want to know what types of technologies and processes they are implementing to improve their power, precision, and user interface. Creativity is another good measure of a company’s competitive position, particularly within the digital world. We want to invest in businesses creating profitable new ideas. We’re also drawn increasingly to founder-led companies, as we believe these individuals provide their organizations with a greater sense of mission and purpose than companies led by someone other than the founder.
Portfolio positioning is an outcome of our process. As such, approximately 25% of the Fund’s total assets are allocated to information technology stocks. As demand for anywhere, anytime connectivity rises, and smartphone, tablet, and computer usage increases, we want to own the stock of companies providing the leading-edge solutions and services to augment processing, power, memory, and storage. We also continue to allocate a portion of assets to what we call “special teams” and “defensive plays.” Special teams include companies with disruptive products and services, while defensive plays include investments we believe will improve the portfolio’s odds of outperforming when the market is down and during times of heightened volatility. An example of the latter is gold.
The largest contributors to the Fund’s performance during the period included Snap, Inc. (SNAP), Exact Sciences Corp. (EXAS), and Roku, Inc. (ROKU).
•	Snap, Inc. (SNAP) was founded in 2011 (seven years after the launch of Facebook), and continues to be led by co-founder Evan Spiegel. Today, the company has more than 3,000 employees and 190 million global users of Snapchat, a camera-focused messaging and multimedia mobile application favored among users between the ages of 18 and 34. After debuting with an initial public offering in March 2017, Snap’s stock quickly soared to an all-time high of $29 a share. In 2018, when competitive intensity from Facebook’s Instagram application caused the stock to fall to $5 a share, we initiated a position in Snap. Further pressuring the stock was the company’s inability to grow its user base because of issues with the Snapchat app on Android devices. The app suffered from poor connectivity, long latency, and consumed too much bandwidth, requiring a complete code re-write. The company has since rolled out a new and improved version of the app for Android devices and user numbers and revenue have improved. The company continued to report better-than-expected quarterly revenue and solid user growth, sending shares higher. During the period, we initiated a position in the company.

•	Exact Sciences Corp. (EXAS) develops noninvasive molecular screening tests for the early detection and prevention of colorectal cancer. Known for the precision of its medical technology and methodology, this company is a good example of a portfolio holding delivering on our “precision” investment thesis. We originally

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Portfolio Performance and Composition (Unaudited) (continued)
invested in Exact Sciences because Cologuard, its revolutionary product, exhibited low market penetration and significant opportunity for continued adoption. The company continues to deliver on our expectations, as demonstrated by the 79% increase in test volume in the first quarter of 2019. Exact Sciences also reported strong first-quarter revenue growth that exceeded analysts’ estimates and boosted full-year 2019 guidance. We have closely monitored the transition from analog to digital design in medical devices for many years and believe the digital technology that supports Cologuard will allow it to enjoy success similar to that of other digital medical devices. We also believe that Exact Sciences will continue down a path toward developing technologies that will someday be able to identify the recurrence of cancer in patients and eventually predict whether a person will get it. We are encouraged by the growing demand for Cologuard tests and maintained a sizeable position in the stock.

•	Roku, Inc. (ROKU) pioneered streaming television in 2008 with the launch of its first-generation Roku player, an affordable hardware device that plugs into a television’s display. The company is a beneficiary of the rapid adoption of streaming TV—a technology that has disrupted the traditional linear TV distribution model and an annual $70 billion in advertising. As viewers increasingly turn to streaming TV, advertisers are allocating a larger percentage of their budgets to this medium. With a sophisticated over-the-top advertising platform that enables advertisers to target their ads to Roku’s growing user base, the company has significantly increased advertising sales. It continues to expand its user base directly through sales of its Roku player and through licensed sources, including the sale of TVs pre-installed with Roku’s operation system. The company’s most recent quarterly earnings and revenues handily beat analysts’ expectations, and management raised its full-year outlook. We remain upbeat about the long-term prospects for Roku, which continues to increase market share, and we continued to maintain our position in the company.
The three largest detractors from the Fund's performance during the period were California Resources Corp. (CRC), Activision Blizzard (ATVI), and Facebook, Inc. (FB).
•	California Resources Corp. (CRC) is an oil and gas exploration and drilling company operating exclusively in California. We like CRC for its high free cash flow, world-class resource base, and flexible operating methods. During the period, volatile oil prices and anxiety over the U.S.-China trade conflict pressured energy stocks. Concerns of a potential slowdown in energy demand due to a weakening global economy also weighed these stocks. Although California Resources declined with the broader sector, we believe the company is positioned for a rebound when oil prices recover. It recently reported an increase in production volumes resulting from a new acquisition, which we believe will be a catalyst for future growth. Our continued confidence in the company prompted us to maintain a position in the stock.

•	Activison Blizzard (ATVI), a video game developer and publisher, is an example of a company that aligns with our “creativity” investment thesis. It develops and owns some of the best game franchises in the industry, including the popular Call of Duty video game, which has been the number-one-selling console franchise worldwide for nine of the past ten years. During the period, an industrywide decline in video game sales pressured the stocks of game makers, including Activision Blizzard. We continue to believe in the long-term investment thesis for the company and maintain a position in the stock.
•	Facebook, Inc. (FB) is the world’s largest social media and social networking company and another founder-led company in the portfolio. We purchased call options for the stock in early 2018 following chief executive Mark Zuckerberg’s testimony before Congress regarding Facebook’s mishandling of data. Although our thesis that the stock would recover from the controversy initially proved accurate, the company has since reported weaker revenue growth and a slowdown in user growth. Facebook and other big tech companies also are being scrutinized by regulators around the world over their size and influence on consumers and their data. Our long-term investment thesis for this company has changed and we have exited our position.

Meridian Funds	14	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)

Outlook
We are bearish on our outlook for the economy and markets. Among our concerns is pressure by President Trump and Wall Street on Fed policymakers to cut interest rates despite no immediate signs that economic stimulus is needed. In addition, we are seeing a decline in CEO confidence as a result of ongoing disputes between the U.S. and its trade partners. Against this backdrop, we believe it is likely the market will sell off by year end. If the Fed maintains its dovish outlook, however, we may be able to avoid a downturn.
Regardless of whether the market falls or rises, our confidence in each of the 30-40 stocks that comprise the portfolio remains high, as the research we have performed on each company indicates that business fundamentals remain strong.
Thank you for your continued investment.
Minyoung Sohn
Portfolio Manager

Total Return Based on a $10,000 investment for the Period Ended June 30, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.19
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	11.20%	12.96%	15.79%	9.37%
Class A (MRAEX) w/o sales charge	11/15/13	10.87%	12.59%	—	12.41%
Class A (MRAEX) with sales charge[1]	11/15/13	4.48%	11.27%	—	11.23%
Class C (MRCEX)	7/1/15	10.31%	—	—	14.17%
Investor Class (MRIEX)	11/15/13	11.22%	12.84%	—	12.66%
S&P 500® Index	1/31/05 [2]	10.42%	10.71%	14.70%	8.85%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or

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Meridian Enhanced Equity Fund
Portfolio Performance and Composition (Unaudited) (continued)
markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	16	www.meridianfund.com

Meridian Enhanced Equity Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.19
Roku, Inc.	10.11%
Snap, Inc. Class A	5.35%
Exact Sciences Corp.	5.01%
Microsoft Corp.	4.15%
Amazon.com, Inc.	3.90%
Royal Gold, Inc.	3.76%
Guardant Health, Inc.	3.34%
Best Buy Co., Inc.	3.24%
Vertex Pharmaceuticals, Inc.	2.97%
NVIDIA Corp.	2.90%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Information Technology and Consumer Discretionary sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. markets were volatile during the first half of the fiscal year, peaking in September before falling sharply in December as slowing economic growth, weaker corporate earnings, and rising trade tensions kept investors on edge. In the early months of 2019, worries eased, and stocks recovered in reaction to the Federal Reserve’s more dovish stance on monetary policy. Indications that the U.S. and China may be closer to a trade deal also fueled the market’s gains.
For the twelve-month period, mid- and large-cap growth equities outpaced small-cap growth equities, and growth stocks outperformed value stocks, as measured by the Russell family of indices.

Fund Performance
The Meridian Small Cap Growth Fund (the “Fund”) Legacy Class shares returned -1.49% for the twelve months ended June 30, 2019, underperforming its benchmark, the Russell 2000 Growth Index, which returned -0.49%.
The hallmark of our investment strategy is that we prioritize the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. During the twelve-month period, the number of days in which the index dropped 2% or more totaled 17, which is below historical averages. Although the recent period of low volatility provided us with fewer opportunities to position the Fund for outperformance in a rising market, we are pleased to report that we delivered on our downside mitigation goal during these days.
The Fund’s underperformance can be attributed to market dynamics that were not supportive of our style of investing. Most notable was the outperformance of higher-momentum, larger market cap stocks, which continue to trade at unjustifiably high levels. Instead, we continue to focus on attractively valued and high-quality growth companies at the smaller end of the capitalization range that meet our strict investment criteria.
At the sector level, pressuring relative results was negative stock selection within the healthcare and information technology sectors, while select holdings in the industrials and materials sectors aided returns.
The three largest contributors to the Fund’s performance during the period were CareDx, Inc. (CDNA), Euronet Worldwide, Inc. (EEFT), and CyberArk Software, Ltd. (CYBR).
•	CareDx, Inc. (CDNA) is a molecular diagnostics company focused on the development of diagnostic surveillance solutions for organ transplant patients. Our investment in CareDx was motivated by our conviction in its kidney transplant rejection test AlloSure, which since launching in October of 2017, has enjoyed rapid adoption. The kidney transplant market represents a multibillion-dollar opportunity with current market penetration less than 5%. The company has delivered solid results, as sales force execution has been strong in aiding to deliver growth in excess of 50%. The company has an attractive gross margin profile and a business model that we believe will scale higher to deliver very strong profits and cash flow. While our conviction in this stock remains high, we trimmed our position as the risk-reward profile became less compelling following the stock price appreciation.

•	Euronet Worldwide, Inc. (EEFT) is a global electronic payments service provider comprised of three primary business segments: electronic financial transactions (EFT) processing, prepaid (epay), and money transfer. Among the many things we like about this company are its strong global presence, leading position as a low-cost provider, and attractive financial model. Euronet has more than 40,000 ATMs across Western, Central, and Eastern Europe and continues to build out its money transfer business, which is taking market share from competitors such as Western Union and MoneyGram. Continued execution of its business plan enabled the company to deliver strong financial results during the period, particularly in its EFT and money transfer businesses. Although we maintained a position in the stock, we reduced our exposure as the overall risk-reward profile was not as compelling given price appreciation and valuation.

•	CyberArk Software, Ltd. (CYBR) is a provider of information technology security solutions that protect organizations from cyberattacks. Its core product, Privileged Access Security Solution, includes safeguards that make it difficult for hackers who break into a computer network to access a company’s physical, virtual, or cloud-based confidential information. Because Privileged Access Security Solution leverages a shared technology platform to integrate with critical systems across an organization, its security software is unique and difficult for

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
competitors to replicate. This competitive advantage is one of the things that attracted us to CyberArk. Recent enhancements to the company’s sales strategy resulted in strong revenue growth during the period, driven primarily by license revenue. We liquidated our position in the stock when it reached our price target.
The three largest detractors from the Fund’s performance during the period were InnerWorkings, Inc. (INWK), 2U, Inc. (TWOU), and Mersana Therapeutics, Inc. (MRSN).
•	InnerWorkings, Inc. (INWK) provides print procurement solutions to corporate clients. Through proprietary software applications and databases, the company stores, analyzes, and tracks the production capabilities of its supplier network, as well as detailed pricing data for bids and print jobs, which allows the company to find better pricing for its clients. Our initial investment was motivated by their unique offering and low market penetration among Fortune 500 companies, which should position the company for significant growth. Management had also shifted its focus to organic growth with a newfound focus on improving return on invested capital. During the period, the company reported a decline in third-quarter sales to smaller transactional clients and lowered revenue guidance for the year, resulting in a decline in its share price. Despite this setback, we continue to like the business and believe that recently implemented cost-cutting will lead to improved financial performance in the near term. We also are encouraged by healthy levels of new sales to larger clients which should result in faster growth going forward and improved visibility.
•	2U, Inc. (TWOU) is an educational technology firm that partners with leading nonprofit colleges and universities to offer online degree programs. Among the many things that initially attracted us to 2U are its first-mover advantage with marquee university partners, long-term contracts, growing pipeline and improving EBITDA margins. Although the company reported strong results during the first quarter of 2019, its stock pulled back after management reduced full-year revenue guidance in anticipation of a decline in enrollment for its five largest programs. Management attributes the slowdown to more selective admissions trends among university partners, as well as timing of new program launches. We believe 2U will overcome these setbacks and are encouraged to see that the majority of its programs are growing at a rate of 20% or more. Another positive for 2U is its recent acquisition of Trilogy Education Services, which will expand its service offering and addressable market. Given our positive long-term outlook for the company, we used the downturn in the stock as an opportunity to increase our position size.
•	Mersana Therapeutics, Inc. (MRSN) is a clinical-stage biotechnology company that develops targeted oncology therapeutics. The company’s antibody drug conjugate (ADC) platform technology allows for a significantly higher drug-to-antibody ratio than other ADC approaches, resulting in higher efficacy. The technology also has proven effective with targets that, historically, have not been responsive to ADC approaches. Despite the promising ADC platform, the company decided to discontinue development of one of its lead candidates in HER2 targeted cancers and focus instead on other cancer targets, specifically NaPi2b in ovarian cancer. Given this setback and early, less proven position of its new program, we decided to reduce our position in the stock.

Outlook
Despite pockets of weakness, including slower U.S. auto sales, a decline in agricultural producer sentiment, and lower construction spending, the U.S. economy remains in expansion mode and is now in the longest economic recovery on record. With each passing day, we believe we are nearing the end of this cycle. We are particularly watchful of U.S.-China trade negotiations and Federal Reserve monetary policy, which undoubtedly will influence the direction of the economy.
Although we monitor the economy, our investment decisions are guided by fundamental company-level research, rather than macroeconomic developments. This bottom-up approach has resulted in a portfolio of high-quality investments in companies with predictable and enduring revenue streams, improving margins, strong competitive advantages, and large addressable markets that we believe have the ability to create value for shareholders over the long term.
Thank you for your continued investment.
Brian Schaub & Chad Meade
Co-Portfolio Managers

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Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended June 30, 2019
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 6.30.19
	Inception	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	(1.49)%	10.60%	—	12.59%
Institutional Class (MSGRX)	12/24/14	(1.42)%	—	—	10.10%
Class A (MSGAX) w/o sales charge	12/16/13	(1.81)%	10.25%	—	12.23%
Class A (MSGAX) with sales charge[1]	12/16/13	(7.44)%	8.95%	—	11.04%
Class C (MSGCX)	7/1/15	(2.45)%	—	—	8.62%
Investor Class (MISGX)	12/16/13	(1.50)%	10.55%	—	12.55%
Russell 2000® Growth Index	12/16/13 [2]	(0.49)%	8.63%	14.41%	9.25%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 26 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of June 30, 2019, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	20	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
6.30.19
LogMeIn, Inc.	2.81%
Skechers U.S.A., Inc. Class A	2.80%
Clean Harbors, Inc.	2.43%
Heritage-Crystal Clean, Inc.	2.37%
Grand Canyon Education, Inc.	2.21%
Sally Beauty Holdings, Inc.	1.85%
Carbonite, Inc.	1.79%
TriNet Group, Inc.	1.77%
Kirby Corp.	1.70%
John Bean Technologies Corp.	1.69%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 6.30.19
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of long-term investments excluding cash or cash equivalents. As of period end, the Fund invested a significant portion of their assets in securities in the Industrials and Health Care sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	21	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
June 30, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,196.90	$ 4.63
Institutional Class (MRRGX)	0.83%	$1,000.00	$1,197.00	$ 4.52
Class A (MRAGX)	1.13%	$1,000.00	$1,194.90	$ 6.15
Class C (MRCGX)	1.86%	$1,000.00	$1,190.80	$10.10
Investor Class (MRIGX)	0.86%	$1,000.00	$1,196.80	$ 4.68

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,020.58	$4.26
Institutional Class (MRRGX)	0.83%	$1,000.00	$1,020.68	$4.16
Class A (MRAGX)	1.13%	$1,000.00	$1,019.19	$5.66
Class C (MRCGX)	1.86%	$1,000.00	$1,015.57	$9.30
Investor Class (MRIGX)	0.86%	$1,000.00	$1,020.53	$4.31
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
June 30, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,162.10	$ 6.00
Class A (MFCAX)	1.55%	$1,000.00	$1,159.70	$ 8.30
Class C (MFCCX)	2.15%	$1,000.00	$1,156.10	$11.49
Investor Class (MFCIX)	1.17%	$1,000.00	$1,161.70	$ 6.27

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MVALX)	1.12%	$1,000.00	$1,019.24	$ 5.61
Class A (MFCAX)	1.55%	$1,000.00	$1,017.11	$ 7.75
Class C (MFCCX)	2.15%	$1,000.00	$1,014.13	$10.74
Investor Class (MFCIX)	1.17%	$1,000.00	$1,018.99	$ 5.86
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Enhanced Equity Fund
Fund Expenses
June 30, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.28%	$1,000.00	$1,306.40	$ 7.32
Class A (MRAEX)	1.53%	$1,000.00	$1,305.10	$ 8.74
Class C (MRCEX)	2.05%	$1,000.00	$1,301.60	$11.70
Investor Class (MRIEX)	1.15%	$1,000.00	$1,307.70	$ 6.58

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.28%	$1,000.00	$1,018.45	$ 6.41
Class A (MRAEX)	1.53%	$1,000.00	$1,017.21	$ 7.65
Class C (MRCEX)	2.05%	$1,000.00	$1,014.63	$10.24
Investor Class (MRIEX)	1.15%	$1,000.00	$1,019.09	$ 5.76
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	24	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
June 30, 2019 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.11%	$1,000.00	$1,103.00	$ 5.79
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,104.00	$ 5.74
Class A (MSGAX)	1.46%	$1,000.00	$1,101.40	$ 7.61
Class C (MSGCX)	2.13%	$1,000.00	$1,098.00	$11.08
Investor Class (MISGX)	1.30%	$1,000.00	$1,102.50	$ 6.78

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.11%	$1,000.00	$1,019.29	$ 5.56
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.34	$ 5.51
Class A (MSGAX)	1.46%	$1,000.00	$1,017.55	$ 7.30
Class C (MSGCX)	2.13%	$1,000.00	$1,014.23	$10.64
Investor Class (MISGX)	1.30%	$1,000.00	$1,018.35	$ 6.51
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 26 for further information on how the above examples were calculated.

Meridian Funds	25	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
June 30, 2019

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Investor Class, Class A, and Class C Shares of the Meridian Small Cap Growth Fund are closed to new investors effective June 29, 2018. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
June 30, 2019
	Shares	Value
Common Stocks - 88.9%
Communication Services - 1.7%
Entertainment - 1.1%
Cinemark Holdings, Inc. [1]	630,917	$ 22,776,104
Media - 0.6%
National CineMedia, Inc.	1,836,706	12,048,791
Total Communication Services		34,824,895
Consumer Discretionary - 16.4%
Diversified Consumer Services - 4.2%
frontdoor, Inc. [2]	758,365	33,026,796
Grand Canyon Education, Inc. [2]	367,929	43,055,051
ServiceMaster Global Holdings, Inc. [1,2]	177,576	9,249,934
		85,331,781
Internet & Direct Marketing Retail - 1.5%
Chewy, Inc. Class A [1,2]	145,810	5,103,350
Shutterstock, Inc. [1]	633,226	24,816,127
		29,919,477
Leisure Products - 1.3%
Polaris Industries, Inc. [1]	291,551	26,598,198
Specialty Retail - 1.8%
Sally Beauty Holdings, Inc. [2]	2,812,339	37,516,602
Textiles, Apparel & Luxury Goods - 7.6%
Carter's, Inc. [1]	255,828	24,953,463
Hanesbrands, Inc. [1]	2,855,053	49,164,013
Skechers U.S.A., Inc. Class A [2]	1,692,726	53,303,942
Under Armour, Inc. Class C [1,2]	738,252	16,389,194
Wolverine World Wide, Inc. [1]	471,372	12,981,585
		156,792,197
Total Consumer Discretionary		336,158,255
Energy - 0.3%
Energy Equipment & Services - 0.3%
RigNet, Inc. [2]	635,695	6,407,806
Total Energy		6,407,806
Financials - 3.2%
Banks - 0.4%
Bank OZK [1]	243,216	7,318,370
Capital Markets - 2.8%
Legacy Acquisition Corp. [2]	1,802,087	18,525,454
LPL Financial Holdings, Inc.	283,782	23,148,098
WisdomTree Investments, Inc.	2,509,172	15,481,591
		57,155,143
Total Financials		64,473,513
Health Care - 18.4%
Biotechnology - 4.3%
Agios Pharmaceuticals, Inc. [1,2]	215,799	10,764,054
	Shares	Value
DBV Technologies SA ADR (France) [1,2]	667,742	$ 5,488,839
Exact Sciences Corp. [1,2]	152,067	17,949,989
Heron Therapeutics, Inc. [1,2]	651,714	12,115,363
Immunomedics, Inc. [1,2]	805,456	11,171,675
Kiniksa Pharmaceuticals Ltd. Class A [2]	237,005	3,209,048
Neurocrine Biosciences, Inc. [2]	89,415	7,549,309
Spectrum Pharmaceuticals, Inc. [1,2]	932,794	8,031,356
Viking Therapeutics, Inc. [1,2]	1,338,068	11,105,964
		87,385,597
Health Care Equipment & Supplies - 7.3%
Axogen, Inc. [1,2]	767,170	15,189,966
Cooper Cos., Inc. (The)	59,050	19,893,355
DexCom, Inc. [2]	65,460	9,808,526
Endologix, Inc. [1,2]	169,778	1,229,193
Insulet Corp. [1,2]	110,156	13,150,423
Integra LifeSciences Holdings Corp. [2]	303,211	16,934,334
Masimo Corp. [2]	70,645	10,513,389
Nevro Corp. [1,2]	180,600	11,708,298
Quidel Corp. [1,2]	272,636	16,172,768
STERIS Plc	238,659	35,531,552
		150,131,804
Health Care Providers & Services - 2.2%
BioTelemetry, Inc. [1,2]	428,563	20,635,309
MEDNAX, Inc. [2]	998,131	25,182,845
		45,818,154
Health Care Technology - 1.0%
Medidata Solutions, Inc. [2]	217,601	19,695,066
Life Sciences Tools & Services - 1.5%
Syneos Health, Inc. [1,2]	591,372	30,213,195
Pharmaceuticals - 2.1%
Catalent Inc. [1,2]	288,105	15,618,172
Prestige Consumer Healthcare, Inc. [1,2]	548,918	17,389,722
Revance Therapeutics, Inc. [1,2]	798,741	10,359,671
		43,367,565
Total Health Care		376,611,381
Industrials - 26.5%
Aerospace & Defense - 0.8%
HEICO Corp. Class A	163,920	16,944,410
Air Freight & Logistics - 0.9%
Forward Air Corp.	295,047	17,452,030
Building Products - 0.9%
Allegion Plc [1]	169,679	18,758,014
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
Commercial Services & Supplies - 6.4%
ABM Industries, Inc. [1]	752,558	$ 30,102,320
Cimpress, N.V. (Netherlands) [1,2]	199,699	18,150,642
Clean Harbors, Inc. [2]	646,606	45,973,687
Multi-Color Corp. [1]	337,229	16,851,333
Ritchie Bros. Auctioneers, Inc. (Canada)	593,685	19,722,216
		130,800,198
Electrical Equipment - 2.4%
Sensata Technologies Holding Plc [1,2]	1,008,589	49,420,861
Machinery - 8.5%
Evoqua Water Technologies Corp. [1,2]	705,469	10,045,879
John Bean Technologies Corp. [1]	261,367	31,659,385
Kennametal, Inc.	769,028	28,446,346
Middleby Corp. (The) [1,2]	236,422	32,082,465
Proto Labs, Inc. [2]	73,433	8,519,697
Tennant Co. [1]	401,352	24,562,742
Wabtec Corp. [1]	155,058	11,126,962
Woodward, Inc.	240,858	27,255,491
		173,698,967
Marine - 2.4%
Kirby Corp. [1,2]	441,994	34,917,526
Matson, Inc.	383,127	14,884,484
		49,802,010
Professional Services - 1.5%
TriNet Group, Inc. [2]	463,630	31,434,114
Road & Rail - 1.1%
Heartland Express, Inc. [1]	1,262,556	22,814,387
Trading Companies & Distributors - 1.6%
MSC Industrial Direct Co., Inc. Class A	432,805	32,140,099
Total Industrials		543,265,090
Information Technology - 21.4%
Electronic Equipment, Instruments & Components - 3.7%
Belden, Inc. [1]	411,928	24,538,551
CDW Corp.	112,132	12,446,652
Trimble, Inc. [2]	863,917	38,971,296
		75,956,499
IT Services - 4.9%
Carbonite, Inc. [1,2]	793,453	20,661,516
Euronet Worldwide, Inc. [2]	98,959	16,648,862
Gartner, Inc. [2]	90,436	14,554,770
Presidio, Inc. [1]	1,483,630	20,281,222
	Shares	Value
Switch, Inc. Class A [1]	2,078,257	$ 27,204,384
		99,350,754
Semiconductors & Semiconductor Equipment - 1.0%
ON Semiconductor Corp. [2]	1,025,204	20,719,373
Software - 11.4%
2U, Inc. [1,2]	811,191	30,533,229
ChannelAdvisor Corp. [2]	677,299	5,933,139
Cornerstone OnDemand, Inc. [2]	240,600	13,937,958
FireEye, Inc. [1,2]	789,314	11,689,740
j2 Global, Inc. [1]	375,866	33,410,729
LogMeIn, Inc.	796,622	58,695,109
Nuance Communications, Inc. [2]	605,573	9,671,001
RealPage, Inc. [1,2]	165,448	9,736,615
SolarWinds Corp. [2]	1,633,495	29,958,298
SS&C Technologies Holdings, Inc.	343,893	19,811,676
Zendesk, Inc. [2]	112,090	9,979,373
		233,356,867
Technology Hardware, Storage & Peripherals - 0.4%
3D Systems Corp. [1,2]	942,474	8,576,513
Total Information Technology		437,960,006
Materials - 1.0%
Containers & Packaging - 1.0%
Graphic Packaging Holding Co. [1]	1,407,938	19,682,973
Total Materials		19,682,973
Total Common Stocks - 88.9% (Cost $1,610,099,960)		1,819,383,919
Warrants - 0.2%
Health Care - 0.2%
Health Care Equipment & Supplies - 0.2%
Endologix, Inc., Strike Price $6.61, Expires 4/3/29 Acquisition Date: 4/1/19, Cost $5,061,271 [2,3,4]	765,699	5,061,271
Total Health Care		5,061,271
Total Warrants - 0.2% (Cost $5,061,270)		5,061,271
Preferred Stocks - 1.4%
Health Care - 0.4%
Biotechnology - 0.4%
Forte Biosciences, Inc. Acquisition Date: 12/31/18, Cost $4,000,000 [2,3,4]	5,571,807	4,000,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
Precision BioSciences, Inc. Acquisition Date: 5/25/18-3/1/19, Cost $4,704,038 [2,3,4]	408,976	$ 4,606,092
Total Health Care		8,606,092
Information Technology - 1.0%
Communications Equipment - 0.4%
Starry, Inc. (Series C Shares) Acquisition Date: 5/14/18, Cost $4,220,000 [2,3,4]	4,577,007	6,545,120
Starry, Inc. (Series D Shares) Acquisition Date: 3/6/19, Cost $1,835,000 [2,3,4]	1,283,217	1,835,000
		8,380,120
Software - 0.6%
DraftKings, Inc. Acquisition Date: 8/17/18, Cost $7,399,998 [2,3,4]	2,902,461	7,338,292
Sumo Logic, Inc. Series G Acquisition Date: 5/1/19, Cost $3,999,997 [2,3,4]	363,131	3,999,997
		11,338,289
Total Information Technology		19,718,409
Total Preferred Stocks - 1.4% (Cost $26,159,034)		28,324,501
Shares/ Principal Amount
Short-Term Investments - 1.5%[5]
Repurchase Agreements - 1.5%
BNP Paribas S.A., dated 6/28/19, due 7/1/19, 2.49% total to be received $7,262,262 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.75%, 7/18/19 - 9/9/49, totaling $7,405,972)	$ 7,260,755	7,260,755
	Shares/ Principal Amount	Value
Citigroup Global Markets, Inc., dated 6/28/19, due 7/1/19, 2.50% total to be received $7,262,268 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.50%, 7/2/19 - 1/20/63, totaling $7,405,970)	$ 7,260,755	$ 7,260,755
Daiwa Capital Markets America, Inc., dated 6/28/19, due 7/1/19, 2.53% total to be received $7,262,286 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 7/5/19 - 9/9/49, totaling $7,405,970)	7,260,755	7,260,755
JP Morgan Securities LLC, dated 6/28/19, due 7/1/19, 2.53% total to be received $2,150,885 (collateralized by various U.S. Treasury Obligations, 0.88% - 1.75%, 7/31/19 - 6/30/22, totaling $2,193,441)	2,150,432	2,150,432

The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares/ Principal Amount	Value
RBC Dominion Securities Inc., dated 6/28/19, due 7/1/19, 2.51% total to be received $7,262,274 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/18/19 - 9/9/49, totaling $7,405,970)	$ 7,260,755	$ 7,260,755
Total Repurchase Agreements		31,193,452
Total Short-Term Investments - 1.5% (Cost $31,193,452)		31,193,452
Total Investments - 92.0% (Cost $1,672,513,716)		1,883,963,143
Cash and Other Assets, Less Liabilities - 8.0%		163,069,518
Net Assets - 100.0%		$2,047,032,661
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at June 30, 2019. Total value of such securities at year-end amounts to
$475,416,596 and represents 23.22% of net assets. Securities loaned with value of $ 45,780 have been sold and are pending settlement as of June 30, 2019.
[2]	Non-income producing securities.
[3]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $33,385,772 and represents 1.63% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
June 30, 2019
	Shares	Value
Common Stocks - 90.3%
Communication Services - 1.7%
Diversified Telecommunication Services - 1.1%
Iridium Communications, Inc. [1]	270,515	$ 6,292,179
Interactive Media & Services - 0.6%
Eventbrite, Inc. Class A [1,2]	235,000	3,807,000
Total Communication Services		10,099,179
Consumer Discretionary - 12.1%
Auto Components - 1.6%
Lear Corp.	69,000	9,609,630
Hotels, Restaurants & Leisure - 2.0%
Brinker International, Inc. [2]	310,000	12,198,500
Leisure Products - 1.8%
Polaris Industries, Inc. [2]	119,000	10,856,370
Specialty Retail - 2.0%
Children's Place, Inc. (The) [2]	75,000	7,153,500
Designer Brands, Inc. Class A [2]	259,000	4,965,030
		12,118,530
Textiles, Apparel & Luxury Goods - 4.7%
Gildan Activewear, Inc. (Canada)	368,000	14,234,240
Skechers U.S.A., Inc. Class A [1]	433,000	13,635,170
		27,869,410
Total Consumer Discretionary		72,652,440
Consumer Staples - 4.3%
Food Products - 4.3%
Nomad Foods Ltd. (United Kingdom) [1]	854,000	18,241,440
TreeHouse Foods, Inc. [1]	145,000	7,844,500
Total Consumer Staples		26,085,940
Energy - 4.9%
Energy Equipment & Services - 2.0%
Liberty Oilfield Services, Inc. Class A [2]	533,000	8,623,940
Nine Energy Service, Inc. [1,2]	186,000	3,223,380
		11,847,320
Oil, Gas & Consumable Fuels - 2.9%
California Resources Corp. [1,2]	184,571	3,632,357
EOG Resources, Inc.	80,000	7,452,800
TOTAL SA ADR (France)	115,000	6,415,850
		17,501,007
Total Energy		29,348,327
Financials - 12.4%
Banks - 5.7%
Bank Of Hawaii Corp. [2]	140,968	11,687,657
Citizens Financial Group, Inc.	338,409	11,966,142
	Shares	Value
Umpqua Holdings Corp.	654,000	$ 10,849,860
		34,503,659
Capital Markets - 4.1%
Credit Suisse Group AG ADR (Switzerland)	518,000	6,200,460
Oaktree Capital Group LLC	50,000	2,477,000
Pivotal Acquisition Corp. [1,2]	450,000	5,062,500
SEI Investments Co.	196,000	10,995,600
		24,735,560
Insurance - 2.6%
American International Group, Inc.	292,000	15,557,760
Total Financials		74,796,979
Health Care - 5.8%
Biotechnology - 3.5%
Agios Pharmaceuticals, Inc. [1,2]	62,000	3,092,560
Deciphera Pharmaceuticals, Inc. [1,2]	132,000	2,976,600
Heron Therapeutics, Inc. [1,2]	332,790	6,186,566
Immunomedics, Inc. [1,2]	400,000	5,548,000
Precision BioSciences, Inc. [1]	229,151	3,036,251
		20,839,977
Health Care Equipment & Supplies - 0.5%
Axogen, Inc. [1]	148,000	2,930,400
Life Sciences Tools & Services - 0.7%
Accelerate Diagnostics, Inc. [1,2]	200,000	4,576,000
Pharmaceuticals - 1.1%
Nektar Therapeutics [1,2]	93,997	3,344,413
WaVe Life Sciences Ltd. [1,2]	122,000	3,182,980
		6,527,393
Total Health Care		34,873,770
Industrials - 13.2%
Building Products - 1.7%
Advanced Drainage Systems, Inc.	312,000	10,230,480
Commercial Services & Supplies - 4.2%
ABM Industries, Inc. [2]	328,059	13,122,360
Covanta Holding Corp.	679,020	12,161,248
		25,283,608
Industrial Conglomerates - 2.2%
Carlisle Cos., Inc.	95,000	13,338,950
Machinery - 1.5%
Xylem, Inc.	106,610	8,916,861
Marine - 1.6%
Matson, Inc.	236,886	9,203,021
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
Road & Rail - 2.0%
Genesee & Wyoming, Inc. Class A [1]	122,000	$ 12,200,000
Total Industrials		79,172,920
Information Technology - 20.5%
Electronic Equipment, Instruments & Components - 1.5%
Trimble, Inc. [1]	197,156	8,893,707
IT Services - 3.6%
CACI International, Inc. Class A [1]	64,800	13,257,432
Switch, Inc. Class A	625,656	8,189,837
		21,447,269
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. [1,2]	347,000	10,538,390
Ambarella, Inc. [1,2]	90,000	3,971,700
NVIDIA Corp.	20,000	3,284,600
		17,794,690
Software - 12.4%
Benefitfocus, Inc. [1]	196,335	5,330,495
BlackBerry Ltd. (Canada) [1,2]	343,000	2,558,780
FireEye, Inc. [1,2]	815,000	12,070,150
LogMeIn, Inc.	118,000	8,694,240
Microsoft Corp.	84,700	11,346,412
Nuance Communications, Inc. [1]	888,000	14,181,360
Verint Systems, Inc. [1]	294,000	15,811,320
Zuora, Inc. Class A [1,2]	313,000	4,795,160
		74,787,917
Total Information Technology		122,923,583
Materials - 7.8%
Chemicals - 0.5%
Nutrien Ltd. (Canada) [2]	58,882	3,147,832
Containers & Packaging - 5.0%
Graphic Packaging Holding Co. [2]	1,390,000	19,432,200
Owens-Illinois, Inc.	611,200	10,555,424
		29,987,624
Metals & Mining - 2.3%
Newmont Goldcorp Corp.	356,000	13,695,320
Total Materials		46,830,776
Real Estate - 5.0%
Equity Real Estate Investment Trusts (REITS) - 2.7%
VICI Properties, Inc. [2]	735,493	16,210,266
Real Estate Management & Development - 2.3%
Kennedy-Wilson Holdings, Inc. [2]	660,000	13,576,200
Total Real Estate		29,786,466
	Shares	Value
Utilities - 2.6%
Independent Power & Renewable Electricity Producers - 1.8%
TerraForm Power, Inc. Class A	745,000	$ 10,653,500
Water Utilities - 0.8%
AquaVenture Holdings Ltd. [1,2]	255,000	5,092,350
Total Utilities		15,745,850
Total Common Stocks - 90.3% (Cost $441,387,832)		542,316,230
	Shares/ Principal Amount
Short-Term Investments - 4.5%[3]
Repurchase Agreements - 4.5%
BNP Paribas S.A., dated 6/28/19, due 7/1/19, 2.49% total to be received $6,341,121 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.75%, 7/18/19 - 9/9/49, totaling $6,466,603)	$ 6,339,805	6,339,805
Citigroup Global Markets, Inc., dated 6/28/19, due 7/1/19, 2.50% total to be received $6,341,126 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.50%, 7/2/19 - 1/20/63, totaling $6,466,601)	6,339,805	6,339,805
Daiwa Capital Markets America, Inc., dated 6/28/19, due 7/1/19, 2.53% total to be received $6,341,142 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 7/5/19 - 9/9/49, totaling $6,466,601)	6,339,805	6,339,805

The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
June 30, 2019
	Shares/ Principal Amount	Value
JP Morgan Securities LLC, dated 6/28/19, due 7/1/19, 2.53% total to be received $1,878,033 (collateralized by various U.S. Treasury Obligations, 0.88% - 1.75%, 7/31/19 - 6/30/22, totaling $1,915,190)	$ 1,877,637	$ 1,877,637
RBC Dominion Securities Inc., dated 6/28/19, due 7/1/19, 2.51% total to be received $6,341,131 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/18/19 - 9/9/49, totaling $6,466,601)	6,339,805	6,339,805
Total Repurchase Agreements		27,236,857
Total Short-Term Investments - 4.5% (Cost $27,236,857)		27,236,857
Total Investments - 94.8% (Cost $468,624,689)		569,553,087
Cash and Other Assets, Less Liabilities - 5.2%		31,450,351
Net Assets - 100.0%		$601,003,438
ADR—American Depositary Receipt
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at June 30, 2019. Total value of such securities at year-end amounts to $155,650,615 and represents 25.90% of net assets.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments
June 30, 2019
	Shares	Value
Common Stocks - 97.3%
Communication Services - 14.6%
Entertainment - 5.4%
Activision Blizzard, Inc.	9,489	$ 447,881
Take-Two Interactive Software, Inc. [1,2]	14,744	1,673,886
Walt Disney Co. (The)	10,000	1,396,400
		3,518,167
Interactive Media & Services - 8.0%
Alphabet, Inc. Class A [2]	1,580	1,710,824
Snap, Inc. Class A [2,3]	241,300	3,450,590
		5,161,414
Wireless Telecommunication Services - 1.2%
T-Mobile U.S., Inc. [2]	10,437	773,799
Total Communication Services		9,453,380
Consumer Discretionary - 21.4%
Household Durables - 10.1%
Roku, Inc. [1,2]	72,000	6,521,760
Internet & Direct Marketing Retail - 3.9%
Amazon.com, Inc. [2]	1,329	2,516,634
Multiline Retail - 4.1%
Macy's, Inc. [3]	50,000	1,073,000
Nordstrom, Inc. [3]	50,000	1,593,000
		2,666,000
Specialty Retail - 3.3%
Best Buy Co., Inc.	30,000	2,091,900
Total Consumer Discretionary		13,796,294
Consumer Staples - 1.8%
Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	4,483	1,184,678
Total Consumer Staples		1,184,678
Energy - 7.7%
Energy Equipment & Services - 1.2%
Liberty Oilfield Services, Inc. Class A	47,446	767,676
Oil, Gas & Consumable Fuels - 6.5%
California Resources Corp. [2]	89,562	1,762,580
Cheniere Energy, Inc. [2]	26,896	1,841,032
Cimarex Energy Co.	10,000	593,300
		4,196,912
Total Energy		4,964,588
Financials - 4.1%
Banks - 1.6%
U.S. Bancorp	20,000	1,048,000
Capital Markets - 1.0%
Intercontinental Exchange, Inc.	7,591	652,370
	Shares	Value
Insurance - 1.5%
American International Group, Inc.	17,300	$ 921,744
Total Financials		2,622,114
Health Care - 18.7%
Biotechnology - 10.3%
Alnylam Pharmaceuticals, Inc. [2]	16,000	1,160,960
Exact Sciences Corp. [2]	27,412	3,235,713
Heron Therapeutics, Inc. [2]	18,978	352,801
Vertex Pharmaceuticals, Inc. [2]	10,438	1,914,120
		6,663,594
Health Care Equipment & Supplies - 0.6%
Axogen, Inc. [2]	20,000	396,000
Health Care Providers & Services - 3.3%
Guardant Health, Inc. [2]	25,000	2,158,250
Health Care Technology - 2.0%
Teladoc Health, Inc. [2]	18,978	1,260,329
Life Sciences Tools & Services - 1.7%
Accelerate Diagnostics, Inc. [2]	47,446	1,085,564
Pharmaceuticals - 0.8%
Nektar Therapeutics [2,3]	15,000	533,700
Total Health Care		12,097,437
Information Technology - 25.2%
IT Services - 8.4%
Mastercard, Inc. Class A	4,687	1,239,852
PayPal Holdings, Inc. [2]	8,800	1,007,248
Square, Inc. Class A [2,3]	5,000	362,650
Switch, Inc. Class A [3]	110,720	1,449,325
Visa, Inc. Class A	7,870	1,365,838
		5,424,913
Semiconductors & Semiconductor Equipment - 3.6%
Ambarella, Inc. [2]	10,000	441,300
NVIDIA Corp.	11,387	1,870,087
		2,311,387
Software - 8.8%
Box, Inc. Class A [2,3]	100,000	1,761,000
Microsoft Corp.	20,000	2,679,200
salesforce.com, Inc. [2]	4,200	637,266
Slack Technologies, Inc. Class A [2]	16,265	609,938
		5,687,404
Technology Hardware, Storage & Peripherals - 4.4%
Apple Inc.	8,966	1,774,551
HP, Inc.	50,000	1,039,500
		2,814,051
Total Information Technology		16,237,755
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
Materials - 3.8%
Metals & Mining - 3.8%
Royal Gold, Inc.	23,695	$ 2,428,501
Total Materials		2,428,501
Total Common Stocks - 97.3% (Cost $39,403,186)		62,784,747
	Shares/ Principal Amount
Short-Term Investments - 0.8%[4]
Money Market Funds - 0.7%
General Government Securities Class B, 1.39% [5] (Cost $453,382)	453,382	453,382
Repurchase Agreements - 0.1%
RBC Dominion Securities Inc., dated 6/28/19, due 7/1/19, 2.51% total to be received $82,733 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/18/19 - 9/9/49, totaling $84,370)	$ 82,716	82,716
Total Short-Term Investments - 0.8% (Cost $536,098)		536,098
Total Investments - 98.1% (Cost $39,939,284)		63,320,845
Cash and Other Assets, Less Liabilities - 1.9%		1,201,395
Net Assets - 100.0%		$64,522,240
Value
Call Options Written - (1.1)%
Total Call Options Written - (1.1)% (Premium received $(692,233))	$(709,600)

[1]	Securities, or a portion thereof, were pledged as collateral for written options by the fund.
[2]	Non-income producing securities.
[3]	All or portion of this security is on loan at June 30, 2019. Total value of such securities at year-end amounts to $5,589,951 and represents 8.66% of net assets.
[4]	Collateral received from brokers for securities lending was invested in short-term investments.
[5]	Security is held at broker.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Enhanced Equity Fund
Schedule of Investments (continued)
June 30, 2019
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Roku, Inc.	110.00	8/16/19	100	$ 905,800	$ (98,920)	$ (32,500)
Roku, Inc.	90.00	8/16/19	120	1,086,960	(221,431)	(120,600)
HP, Inc.	18.00	1/17/20	500	1,039,500	(134,607)	(182,500)
Take-Two Interactive Software, Inc.	80.00	1/17/20	100	1,135,300	(237,275)	(374,000)
				Total	$ (692,233)	$(709,600)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
June 30, 2019
	Shares	Value
Common Stocks - 89.6%
Communication Services - 3.2%
Entertainment - 1.1%
Cinemark Holdings, Inc. [1]	517,476	$ 18,680,884
Interactive Media & Services - 0.8%
Actua Corp. [2]	1,117,791	469,473
Eventbrite, Inc. Class A [1,2]	493,461	7,994,068
TrueCar, Inc. [2]	898,748	4,907,164
		13,370,705
Media - 1.3%
National CineMedia, Inc. [1]	1,276,220	8,372,003
TechTarget, Inc. [2]	576,013	12,240,276
		20,612,279
Total Communication Services		52,663,868
Consumer Discretionary - 14.7%
Auto Components - 0.6%
Cooper-Standard Holdings, Inc. [2]	203,836	9,339,766
Diversified Consumer Services - 2.2%
Grand Canyon Education, Inc. [2]	316,565	37,044,436
Hotels, Restaurants & Leisure - 2.8%
Chuy's Holdings, Inc. [1,2]	458,040	10,498,277
Playa Hotels & Resorts, N.V. [2]	954,763	7,361,223
PlayAGS, Inc. [2]	1,451,118	28,224,245
		46,083,745
Internet & Direct Marketing Retail - 1.3%
Shutterstock, Inc. [1]	558,588	21,891,064
Leisure Products - 1.2%
Clarus Corp.	900,521	13,003,523
Malibu Boats, Inc. Class A [2]	194,083	7,540,125
		20,543,648
Specialty Retail - 1.9%
Sally Beauty Holdings, Inc. [1,2]	2,323,663	30,997,664
Textiles, Apparel & Luxury Goods - 4.7%
Carter's, Inc. [1]	217,255	21,191,053
Skechers U.S.A., Inc. Class A [2]	1,490,239	46,927,626
Wolverine World Wide, Inc.	412,210	11,352,263
		79,470,942
Total Consumer Discretionary		245,371,265
Consumer Staples - 0.6%
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. [1,2]	404,329	10,674,286
Total Consumer Staples		10,674,286
	Shares	Value
Energy - 0.7%
Energy Equipment & Services - 0.4%
NCS Multistage Holdings, Inc. [1,2]	1,357,807	$ 4,820,215
RigNet, Inc. [2]	198,980	2,005,719
		6,825,934
Oil, Gas & Consumable Fuels - 0.3%
Evolution Petroleum Corp.	751,575	5,373,761
Total Energy		12,199,695
Financials - 4.3%
Capital Markets - 3.8%
GS Acquisition Holdings Corp. [2]	1,850,539	19,430,659
Legacy Acquisition Corp. [2]	1,332,445	13,697,535
PennantPark Investment Corp.	1,357,028	8,576,417
TPG Pace Holdings Corp. [1,2]	851,989	9,031,083
WisdomTree Investments, Inc. [1]	2,171,793	13,399,963
		64,135,657
Insurance - 0.5%
Trupanion, Inc. [1,2]	228,007	8,237,893
Total Financials		72,373,550
Health Care - 20.7%
Biotechnology - 8.1%
Albireo Pharma, Inc. [1,2]	303,722	9,791,997
Argenx SE ADR (Netherlands) [2]	70,386	9,965,250
Atreca, Inc. Class A [1,2]	103,241	1,945,060
CareDx, Inc. [2]	317,384	11,422,650
Centrexion Therapeutics Corp. (Dividend Shares) Acquisition Date: 3/14/19, Cost $0 [2,3,4]	17,318	194,481
Chimerix, Inc. [2]	2,385,844	10,306,846
DBV Technologies SA ADR (France) [1,2]	620,885	5,103,675
Deciphera Pharmaceuticals, Inc. [1,2]	176,873	3,988,486
Heron Therapeutics, Inc. [1,2]	560,789	10,425,067
Immunomedics, Inc. [1,2]	626,179	8,685,103
Kiniksa Pharmaceuticals Ltd. Class A [2]	595,834	8,067,592
Kodiak Sciences, Inc. [2]	894,801	10,469,172
Mersana Therapeutics, Inc. [2]	1,222,996	4,953,134
Neon Therapeutics, Inc. [1,2]	236,716	1,122,034
Orchard Therapeutics Ltd. Acquisition Date: 8/2/18, Cost $2,095,943 [2,4]	194,818	2,725,504
The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
Orchard Therapeutics Plc ADR (United Kingdom) [1,2]	279,442	$ 3,909,394
Rhythm Pharmaceuticals, Inc. [1,2]	298,537	6,567,814
TCR2 Therapeutics, Inc. [1,2]	105,944	1,516,059
TCR2 Therapeutics, Inc. Acquisition Date: 2/28/18, Cost $4,304,988 [2,3,4]	347,524	4,227,108
Viking Therapeutics, Inc. [1,2]	1,237,130	10,268,179
Xencor, Inc. [1,2]	228,079	9,335,273
		134,989,878
Health Care Equipment & Supplies - 3.8%
Axogen, Inc. [1,2]	623,922	12,353,656
CryoLife, Inc. [2]	319,123	9,551,351
Endologix, Inc. [2]	146,581	1,061,246
Insulet Corp. [1,2]	70,815	8,453,895
Merit Medical Systems, Inc. [1,2]	155,675	9,272,003
Nevro Corp. [1,2]	146,663	9,508,162
Quidel Corp. [1,2]	235,584	13,974,843
		64,175,156
Health Care Providers & Services - 1.1%
BioTelemetry, Inc. [1,2]	370,689	17,848,675
Health Care Technology - 1.6%
Medidata Solutions, Inc. [1,2]	194,888	17,639,313
Vocera Communications, Inc. [1,2]	274,014	8,746,527
		26,385,840
Life Sciences Tools & Services - 2.9%
Accelerate Diagnostics, Inc. [1,2]	455,047	10,411,475
Pacific Biosciences of California, Inc. [2]	2,098,993	12,698,908
Syneos Health, Inc. [1,2]	508,862	25,997,760
		49,108,143
Pharmaceuticals - 3.2%
Liquidia Technologies, Inc. [2]	774,925	6,199,400
Prestige Consumer Healthcare, Inc. [1,2]	595,335	18,860,213
Revance Therapeutics, Inc. [1,2]	721,441	9,357,090
WaVe Life Sciences Ltd. [1,2]	381,149	9,944,177
Xeris Pharmaceuticals, Inc. [1,2]	784,666	8,976,579
		53,337,459
Total Health Care		345,845,151
Industrials - 29.2%
Air Freight & Logistics - 1.4%
Echo Global Logistics, Inc. [2]	442,960	9,244,575
Forward Air Corp.	253,094	14,970,510
		24,215,085
	Shares	Value
Commercial Services & Supplies - 10.6%
ABM Industries, Inc. [1]	692,947	$ 27,717,880
Cimpress, N.V. (Netherlands) [2]	170,329	15,481,203
Clean Harbors, Inc. [2]	571,944	40,665,218
Heritage-Crystal Clean, Inc. [2]	1,505,598	39,612,283
Hudson Technologies, Inc. [1,2]	2,357,585	2,027,052
Multi-Color Corp.	305,602	15,270,932
Ritchie Bros. Auctioneers, Inc. (Canada)	528,199	17,546,771
SP Plus Corp. [2]	622,881	19,888,590
		178,209,929
Construction & Engineering - 1.1%
Construction Partners, Inc. Class A [2]	1,176,576	17,672,172
Machinery - 5.4%
Graham Corp.	413,502	8,356,875
John Bean Technologies Corp. [1]	234,135	28,360,773
Kennametal, Inc.	646,803	23,925,243
Proto Labs, Inc. [2]	74,411	8,633,164
Tennant Co.	351,653	21,521,164
		90,797,219
Marine - 3.2%
Kirby Corp. [1,2]	359,764	28,421,356
Matson, Inc.	628,799	24,428,841
		52,850,197
Professional Services - 5.1%
Forrester Research, Inc.	318,830	14,994,575
InnerWorkings, Inc. [2]	4,101,440	15,667,501
TriNet Group, Inc. [2]	435,714	29,541,409
TrueBlue, Inc. [2]	1,154,241	25,462,556
		85,666,041
Road & Rail - 1.2%
Heartland Express, Inc. [1]	1,080,580	19,526,081
Trading Companies & Distributors - 1.2%
MSC Industrial Direct Co., Inc. Class A	272,048	20,202,284
Total Industrials		489,139,008
Information Technology - 14.9%
Electronic Equipment & Instruments - 0.6%
CTS Corp.	370,391	10,215,384
IT Services - 3.4%
Carbonite, Inc. [1,2]	1,149,601	29,935,610
Euronet Worldwide, Inc. [2]	55,580	9,350,779
Presidio, Inc.	1,295,049	17,703,320
		56,989,709
Software - 10.4%
2U, Inc. [1,2]	647,582	24,374,987

The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
American Software, Inc. Class A	693,707	$ 9,122,247
Asure Software, Inc. [1,2]	754,674	6,210,967
Benefitfocus, Inc. [2]	464,845	12,620,542
ChannelAdvisor Corp. [2]	632,085	5,537,065
Cornerstone OnDemand, Inc. [2]	214,000	12,397,020
Domo, Inc. Class B [1,2]	306,817	8,382,240
Everbridge, Inc. [2]	72,605	6,492,339
LivePerson, Inc. [1,2]	457,399	12,825,468
LogMeIn, Inc.	637,366	46,961,127
Model N, Inc. [2]	640,150	12,482,925
QAD, Inc. Class A	270,559	10,879,177
Tufin Software Technologies, Ltd. (Israel) [2]	220,342	5,704,654
		173,990,758
Technology Hardware, Storage & Peripherals - 0.5%
3D Systems Corp. [1,2]	903,849	8,225,026
Total Information Technology		249,420,877
Materials - 0.8%
Containers & Packaging - 0.8%
Ranpak Holdings Corp. [2]	1,463,357	12,950,709
Total Materials		12,950,709
Real Estate - 0.5%
Equity Real Estate Investment Trusts (REITS) - 0.5%
Jernigan Capital, Inc. [1]	434,424	8,905,692
Total Real Estate		8,905,692
Total Common Stocks - 89.6% (Cost $1,399,617,107)		1,499,544,101
Warrants - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Magnolia Oil & Gas Corp., Strike Price $11.50, Expires 7/31/23 [2]	401,457	1,340,867
Total Energy		1,340,867
Health Care - 0.3%
Health Care Equipment & Supplies - 0.3%
Endologix, Inc., Strike Price $6.61, Expires 4/3/29 Acquisition Date: 4/1/19, Cost $4,638,865 [2,3,4]	701,795	4,638,865
Total Health Care		4,638,865
	Shares	Value
Materials - 0.0%
Containers & Packaging - 0.0%
Ranpak Holdings Corp., Strike Price $11.50, Expires 6/3/24 [2]	731,678	$ 885,330
Total Materials		885,330
Total Warrants - 0.4% (Cost $6,519,881)		6,865,062
Preferred Stocks - 3.9%
Consumer Discretionary - 0.3%
Internet & Direct Marketing Retail - 0.3%
Evolve Vacation Rental Network, Inc. Acquisition Date: 6/15/18, Cost $3,999,999 [2,3,4]	470,013	4,446,323
Total Consumer Discretionary		4,446,323
Health Care - 2.8%
Biotechnology - 2.1%
4D Molecular Therapeutics, Inc. Acquisition Date: 8/27/18, Cost $3,999,999 [2,3,4]	229,095	4,520,044
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007 [2,3,4]	1,663,893	3,544,092
Forte Biosciences, Inc. Acquisition Date: 11/27/18, Cost $4,000,000 [2,3,4]	5,571,807	4,000,000
Inhibrx, Inc. Acquisition Date: 10/1/18, Cost $3,999,994 [2,3,4]	573,065	3,999,994
Lyra Therapeutics, Inc. Acquisition Date: 7/30/18, Cost $4,000,000 [2,3,4]	13,333,334	3,733,333
Metacrine, Inc. Acquisition Date: 6/5/18, Cost $2,785,002 [2,3,4]	1,313,680	2,785,002
NexImmune, Inc. (Series A Shares) Acquisition Date: 12/28/17, Cost $3,000,000 [2,3,4]	10,166,045	3,581,498
NexImmune, Inc. (Series A-2 Shares) Acquisition Date: 1/25/19, Cost $1,000,000 [2,3,4]	2,838,489	1,000,000

The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares	Value
Precision BioSciences, Inc. Acquisition Date: 5/25/18-3/1/19, Cost $4,225,858 [2,3,4]	367,167	$ 4,135,218
Talis Biomedical Corp. Acquisition Date: 10/6/17, Cost $4,000,000 [2,3,4]	1,462,202	4,430,472
		35,729,653
Health Care Equipment & Supplies - 0.4%
Beta Bionics, Inc. Acquisition Date: 10/9/18, Cost $3,999,976 [2,3,4]	26,631	4,260,960
Pulmonx Corp. (Series G-1 Shares) Acquisition Date: 4/16/19, Cost $2,750,000 [2,3,4]	2,083,333	2,750,000
		7,010,960
Pharmaceuticals - 0.3%
Oric Pharmaceuticals, Inc. (Series D Shares) Acquisition Date: 6/3/19, Cost $3,999,999 [2,3,4]	1,212,121	3,999,999
Total Health Care		46,740,612
Information Technology - 0.8%
Communications Equipment - 0.4%
Starry, Inc. (Series C Shares) Acquisition Date: 5/14/18, Cost $3,780,000 [2,3,4]	4,099,783	5,862,690
Starry, Inc. (Series D Shares) Acquisition Date: 3/6/19, Cost $1,665,000 [2,3,4]	1,164,336	1,665,000
		7,527,690
Software - 0.4%
DraftKings, Inc. Acquisition Date: 8/17/18, Cost $6,599,998 [2,3,4]	2,588,681	6,544,962
Total Information Technology		14,072,652
Total Preferred Stocks - 3.9% (Cost $60,800,831)		65,259,587
	Shares/ Principal Amount	Value
Short-Term Investments - 3.6%[5]
Repurchase Agreements - 3.6%
BNP Paribas S.A., dated 6/28/19, due 7/1/19, 2.49% total to be received $13,743,177 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 8.75%, 7/18/19 - 9/9/49, totaling $14,015,137)	$ 13,740,326	$ 13,740,326
Citigroup Global Markets, Inc., dated 6/28/19, due 7/1/19, 2.50% total to be received $13,743,189 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.50%, 7/2/19 - 1/20/63, totaling $14,015,133)	13,740,326	13,740,326
Daiwa Capital Markets America, Inc., dated 6/28/19, due 7/1/19, 2.53% total to be received $13,743,223 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 7/5/19 - 9/9/49, totaling $14,015,133)	13,740,326	13,740,326

The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2019
	Shares/ Principal Amount	Value
JP Morgan Securities LLC, dated 6/28/19, due 7/1/19, 2.53% total to be received $4,070,204 (collateralized by various U.S. Treasury Obligations, 0.88% - 1.75%, 7/31/19 - 6/30/22, totaling $4,150,733)	$ 4,069,346	$ 4,069,346
RBC Dominion Securities Inc., dated 6/28/19, due 7/1/19, 2.51% total to be received $13,743,200 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 7.00%, 7/18/19 - 9/9/49, totaling $14,015,133)	13,740,326	13,740,326
Total Repurchase Agreements		59,030,650
Total Short-Term Investments - 3.6% (Cost $59,030,650)		59,030,650
Total Investments - 97.5% (Cost $1,525,968,469)		1,630,699,400
Cash and Other Assets, Less Liabilities - 2.5%		42,667,149
Net Assets - 100.0%		$1,673,366,549
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
June 30, 2019
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at June 30, 2019. Total value of such securities at year-end amounts to
$280,402,646 and represents 16.76% of net assets. Securities loaned with a value of $776,167 have been sold and are pending settlement as of June 30, 2019.
[2]	Non-income producing securities.
[3]	Security is valued using significant unobservable inputs in good faith in accordance with procedures approved by the Board of Directors. See Note 1 in Notes to financial statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $77,045,546 and represents 4.60% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
June 30, 2019	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,852,769,691	$542,316,230	$63,238,129	$1,571,668,750
Repurchase agreements[3]	31,193,452	27,236,857	82,716	59,030,650
Cash	180,240,164	65,533,590	1,979,098	89,671,414
Cash pledged as collateral for options written	—	—	2,087	—
Receivables and other assets:
Fund shares purchased	5,137,466	8,187	250	2,508,764
Investments sold	14,099,295	2,238,326	—	15,027,338
Dividends	392,890	950,515	50,394	586,851
Securities lending interest	77,837	66,794	847	237,557
Prepaid expenses	59,939	30,120	26,126	54,508
Total Assets	2,083,970,734	638,380,619	65,379,647	1,738,785,832

Liabilities
Collateral held for securities on loan	31,193,452	27,236,857	82,716	59,030,650
Payables and other accrued expenses:
Options written at value[4]	—	—	709,600	—
Fund shares sold	842,547	487,949	—	3,947,299
Investments purchased	3,322,774	9,041,422	—	384,418
Investment management fees	1,218,998	485,433	43,881	1,354,322
Distribution and service plan fees	3,688	964	676	20,211
Professional fees	132,148	50,456	7,106	104,986
Directors' fees	501	189	16	448
Transfer agent fees	114,970	49,813	3,754	423,131
Other	108,995	24,098	9,658	153,818
Total Liabilities	36,938,073	37,377,181	857,407	65,419,283
Net Assets	$2,047,032,661	$601,003,438	$64,522,240	$1,673,366,549

Net Assets Consist of
Paid-in capital	$1,735,085,095	$466,543,318	$39,592,157	$1,490,836,826
Accumulated earnings	311,947,566	134,460,120	24,930,083	182,529,723
Net Assets	$2,047,032,661	$601,003,438	$64,522,240	$1,673,366,549
[1] Investments at cost	$1,641,320,264	$441,387,832	$39,856,568	$1,466,937,819

[2]	Including securities on loan valued at $475,416,596, $155,650,615, $5,589,951 and $280,402,646 respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $31,193,452, $27,236,857, $82,716 and $59,030,650, respectively.
[4]	Written options, premium received of $—, $—, $692,233, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2019	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,307,172,389	$592,898,530	$60,306,366	$ 41,636,879
Shares outstanding[5]	32,933,588	16,511,389	3,273,135	2,644,485
Net Asset value per share (offering and redemption price)	$ 39.69	$ 35.91	$ 18.42	$ 15.74
Institutional Class
Net Assets	$ 367,627,124	$ —	$ —	$728,122,898
Shares outstanding[5]	9,267,092	—	—	46,062,400
Net Asset value per share (offering and redemption price)	$ 39.67	$ —	$ —	$ 15.81
Class A
Net Assets	$ 6,706,706	$ 4,572,305	$ 3,199,923	$ 45,376,207
Shares outstanding[5]	174,735	130,880	174,722	2,942,665
Net Asset value per share (offering and redemption price)	$ 38.38	$ 34.94	$ 18.31	$ 15.42
Class C
Net Assets	$ 2,913,744	$ 49,005	$ 1,699	$ 13,255,452
Shares outstanding[5]	77,156	1,426	94	882,571
Net Asset value per share (offering and redemption price)	$ 37.76	$ 34.37	$ 18.17[6]	$ 15.02
Investor Class
Net Assets	$ 362,612,698	$ 3,483,598	$ 1,014,252	$844,975,113
Shares outstanding[5]	9,228,855	97,775	55,135	53,831,620
Net Asset value per share (offering and redemption price)	$ 39.29	$ 35.63	$ 18.40	$ 15.70

[5]	500,000,000 shares authorized, $0.01 par value.
[6]	The NAV reported above represents the traded NAV at June 30, 2019 and does not recalculate due to rounding.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Year Ended June 30, 2019	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Enhanced Equity Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 14,258,652	$ 9,865,986	$ 450,730	$ 10,219,976
Foreign taxes withheld	(49,809)	(189,080)	—	(46,497)
Interest income	6,986	—	—	174,711
Securities lending	640,887	635,269	13,684	1,708,689
Total investment income	14,856,716	10,312,175	464,414	12,056,879

Expenses
Investment management fees	14,426,902	6,332,905	505,965	17,423,494
Custodian fees	178,709	59,004	22,805	190,049
Distribution and service plan fees:
Class A	23,629	14,494	11,078	157,127
Class C	31,421	415	15	197,496
Directors' fees	173,251	58,218	5,468	159,186
Pricing fees	186,747	83,916	37,600	173,449
Audit and tax fees	64,168	23,192	2,240	67,066
Legal fees	34,372	11,371	1,048	31,934
Registration and filing fees	175,626	87,181	85,906	139,547
Shareholder communications fees	116,579	53,864	9,642	279,916
Transfer agent fees	773,438	356,463	31,397	1,653,316
Recoupment of investment advisory fees previously waived	—	—	214	47,997
Miscellaneous expenses	92,112	38,558	11,836	86,659
Total expenses excluding interest and dividend expenses	16,276,954	7,119,581	725,214	20,607,236
Interest expense	—	—	143,938	—
Dividend expense	—	—	88,507	—
Total expense	16,276,954	7,119,581	957,659	20,607,236
Less waivers and/or reimbursements (Note 6)	—	—	—	—
Net expenses	16,276,954	7,119,581	957,659	20,607,236
Net investment income/(loss)	(1,420,238)	3,192,594	(493,245)	(8,550,357)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	178,309,707	59,538,828	8,569,688	151,989,836
Net realized loss on securities sold short	—	—	(25,346)	—
Net realized loss on written options	—	—	(2,659,112)	—
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(133,034,315)	(67,602,620)	1,491,782	(173,459,481)
Net change in unrealized depreciation on securities sold short	—	—	(144,205)	—
Net change in unrealized depreciation on written options	—	—	(1,555,135)	—
Total realized and unrealized gain (loss)	45,275,392	(8,063,792)	5,677,672	(21,469,645)
Net increase/(decrease) in net assets resulting from operations	$ 43,855,154	$ (4,871,198)	$ 5,184,427	$ (30,020,002)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Operations
Net investment income/(loss)	$ (1,420,238)	$ (3,915,061)	$ 3,192,594	$ 6,891,615
Net realized gain on investments, written options, and foriegn currency transactions	178,309,707	245,625,574	59,538,828	91,016,903
Net change in unrealized appreciation/(depreciation) on investments, written options, and foreign currency translations	(133,034,315)	60,250,061	(67,602,620)	48,552,211
Net increase/(decrease) in net assets resulting from operations	43,855,154	301,960,574	(4,871,198)	146,460,729

Distributions to Shareholders:
Legacy Class	(164,331,563)	(89,771,951) [1]	(112,946,890)	(62,903,160) [2]
Institutional Class	(40,377,802)	(14,571,915) [1]	—	—
Class A	(922,161)	(1,175,172) [1]	(892,919)	(61,424) [1]
Class C	(412,514)	(224,281) [1]	(8,621)	(2,415) [1]
Investor Class	(32,457,459)	(6,562,237) [1]	(595,192)	(299,488) [1]
Decrease in net assets from distributions	(238,501,499)	(112,305,556)	(114,443,622)	(63,266,487)

Fund Share Transactions
Net increase in net assets resulting from fund share transactions (Note 2)	407,500,280	172,007,485	37,244,387	7,604,373
Total increase/(decrease) in net assets	212,853,935	361,662,503	(82,070,433)	90,798,615

Net Assets
Beginning of Year	1,834,178,726	1,472,516,223	683,073,871	592,275,256
End of Year[3]	$2,047,032,661	$1,834,178,726	$ 601,003,438	$683,073,871

[1]	For the year ended June 30, 2018, distributions were from net realized gains.
[2]	For the year ended June 30, 2018, Legacy class distributed $42,862 from net investment income and $62,860,298 from realized gains.
[3]	Undistributed net investment income at June 30, 2018, was $0 for the Meridian Growth Fund and $7,055,137 for the Meridian Contrarian Fund.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Enhanced Equity Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Operations
Net investment income/(loss)	$ (493,245)	$ 176,141	$ (8,550,357)	$ (7,718,576)
Net realized gain on investments, written options, securities sold short, and foreign currency transactions	5,885,230	6,218,156	151,989,836	153,908,733
Net change in unrealized appreciation/(depreciation) on investments, written options, securities sold short, and foreign currency translations	(207,558)	11,684,660	(173,459,481)	156,315,166
Net increase/(decrease) in net assets resulting from operations	5,184,427	18,078,957	(30,020,002)	302,505,323

Distributions to Shareholders:
Legacy Class	(4,804,655)	(599,181) [1]	(4,188,570)	(2,783,183) [2]
Institutional Class	—	—	(74,906,420)	(17,222,385) [2]
Class A	(283,193)	(53,696) [1]	(5,728,570)	(3,734,054) [2]
Class C	(129)	(7) [1]	(2,049,385)	(1,761,834) [2]
Investor Class	(77,060)	(3,042) [1]	(85,089,881)	(27,649,877) [2]
Decrease in net assets from distributions	(5,165,037)	(655,926)	(171,962,826)	(53,151,333)

Fund Share Transactions
Net increase/(decrease) in net assets resulting from fund share transactions (Note 2)	1,080,397	(3,689,049)	117,682,288	611,063,733
Total increase/(decrease) in net assets	1,099,787	13,733,982	(84,300,540)	860,417,723

Net Assets
Beginning of Year	63,422,453	49,688,471	1,757,667,089	897,249,366
End of Year[3]	$64,522,240	$63,422,453	$1,673,366,549	$1,757,667,089

[1]	For the year ended June 30, 2018, distributions were from net investment income.
[2]	For the year ended June 30, 2018, distributions were from net realized gains.
[3]	Undistributed (distributions in excess of) net investment income at June 30, 2018, was $186,515 for Meridian Enhanced Equity Fund and $(686,245) for the Meridian Small Cap Growth Fund.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 45.05	$ 40.15	$ 32.70	$ 37.80	$ 37.86
Income (loss) from investment operations
Net investment loss[1]	(0.03)	(0.10)	(0.09)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.12	7.94	7.74	(1.26)	4.37
Net increase (decrease) from investment operations	0.09	7.84	7.65	(1.36)	4.22
Less distributions to shareholders:
Distributions from net investment income	(0.02)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Total distributions to shareholders	(5.45)	(2.94)	(0.20)	(3.74)	(4.28)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 39.69	$ 45.05	$ 40.15	$ 32.70	$ 37.80
Total return	2.98% [3]	20.14%	23.46%	(2.94)%	11.85%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.06)%	(0.23)%	(0.24)%	(0.30)%	(0.41)%
Ratio of expenses to average net assets:	0.85%	0.86%	0.87%	0.86%	0.84%

Supplemental Data
Net Assets, End of Year (000's)	$1,307,172	$1,400,431	$1,270,753	$1,161,981	$1,937,346
Portfolio Turnover Rate	35%	47%	34%	67%	46%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on the Financial Statement Net Asset Value as shown above.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Institutional Class	2019	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 45.03	$ 40.13	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.02)	(0.11)	(0.09)	(0.13)	(0.04)
Net realized and unrealized gain (loss)	0.12	7.95	7.74	(1.24)	1.39
Net increase (decrease) from investment operations	0.10	7.84	7.65	(1.37)	1.35
Less distributions to shareholders:
Distributions from net investment income	(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	0.00
Total distributions to shareholders	(5.46)	(2.94)	(0.20)	(3.74)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 39.67	$ 45.03	$ 40.13	$ 32.68	$ 37.79
Total return	3.00%	20.18%	23.48%	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.05)%	(0.25)%	(0.24)%	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.83%	0.85%	0.87%	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.83%	0.85%	0.87%	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.83%	0.85%	0.87%	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$367,627	$311,019	$ 92,203	$ 45,687	$ 19,575
Portfolio Turnover Rate	35%	47%	34%	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 43.88	$ 39.29	$ 32.10	$ 37.37	$ 37.72
Income (loss) from investment operations
Net investment loss[2]	(0.13)	(0.21)	(0.20)	(0.29)	(0.41)
Net realized and unrealized gain (loss)	0.06	7.74	7.59	(1.24)	4.33
Net increase (decrease) from investment operations	(0.07)	7.53	7.39	(1.53)	3.92
Less distributions to shareholders:
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Total distributions to shareholders	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Redemption fees	0.00	0.00 [3]	0.00 [3]	0.00 [3]	0.01
Net asset value, end of year	$ 38.38	$ 43.88	$ 39.29	$ 32.10	$ 37.37
Total return	2.64% [4]	19.81%	23.09%	(3.45)%	11.08%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.32)%	(0.51)%	(0.56)%	(0.89)%	(1.11)%
Ratio of expenses to average net assets:
Total expense	1.15%	1.15%	1.18%	1.40%	1.69%
Before fees waived and excluding recoupment of past waived fees	1.15%	1.15%	1.18%	1.22%	1.69%
After fees waived and excluding recoupment of past waived fees[5]	1.15%	1.15%	1.18%	1.22%	1.55%

Supplemental Data
Net Assets, End of Year (000's)	$ 6,707	$ 15,701	$ 17,287	$ 8,832	$ 8,812
Portfolio Turnover Rate	35%	47%	34%	67%	46%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 43.56	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.43)	(0.52)	(0.48)	(0.52)
Net realized and unrealized gain (loss)	0.06	7.72	7.64	(1.20)
Net increase (decrease) from investment operations	(0.37)	7.20	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(5.43)	(2.94)	(0.20)	(3.74)
Redemption fees	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 37.76	$ 43.56	$ 39.30	$ 32.34
Total return	1.94% [4]	18.90%	22.20%	(3.95)% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.08)%	(1.27)%	(1.33)%	(1.68)% [6]
Ratio of expenses to average net assets:	1.87%	1.90%	1.92%	1.95% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 2,914	$ 3,384	$ 3,095	$ 804
Portfolio Turnover Rate	35%	47%	34%	67% [5]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	Not Annualized.
[6]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 44.66	$ 39.86	$ 32.48	$ 37.61	$ 37.78
Income (loss) from investment operations
Net investment loss[1]	(0.06)	(0.13)	(0.12)	(0.14)	(0.27)
Net realized and unrealized gain (loss)	0.13	7.87	7.69	(1.26)	4.37
Net increase (decrease) from investment operations	0.07	7.74	7.57	(1.40)	4.10
Less distributions to shareholders:
Distributions from net investment income	(0.01)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(5.43)	(2.94)	(0.20)	(3.74)	(4.28)
Total distributions to shareholders	(5.44)	(2.94)	(0.20)	(3.74)	(4.28)
Redemption fees	0.00 [2]	0.00	0.01	0.01	0.01
Net asset value, end of year	$ 39.29	$ 44.66	$ 39.86	$ 32.48	$ 37.61
Total return	2.95% [3]	20.06%	23.41%	(3.04)%	11.56%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.14)%	(0.31)%	(0.34)%	(0.43)%	(0.73)%
Ratio of expenses to average net assets:	0.87%	0.95%	0.94%	0.97%	1.16%

Supplemental Data
Net Assets, End of Year (000's)	$362,613	$103,643	$ 89,177	$ 31,714	$ 42,062
Portfolio Turnover Rate	35%	47%	34%	67%	46%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on the Financial Statement Net Asset Value as shown above.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 45.23	$ 39.79	$ 32.42	$ 40.44	$ 45.52
Income (loss) from investment operations
Net investment income (loss)[1]	0.20	0.46	(0.02)	(0.05)	(0.00) [2]
Net realized and unrealized gain (loss)	(1.63)	9.39	7.58	(2.60)	2.66
Net increase (decrease) from investment operations	(1.43)	9.85	7.56	(2.65)	2.66
Less distributions to shareholders:
Distributions from net investment income	(0.49)	0.00	(0.01)	(0.02)	(0.09)
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)
Total distributions to shareholders	(7.89)	(4.41)	(0.19)	(5.37)	(7.74)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 35.91	$ 45.23	$ 39.79	$ 32.42	$ 40.44
Total return	(0.05)%	25.73%	23.36%	(6.33)%	6.84%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.51%	1.07%	(0.05)%	(0.14)%	(0.01)%
Ratio of expenses to average net assets:	1.12%	1.12%	1.13%	1.13%	1.11%

Supplemental Data
Net Assets, End of Year (000's)	$592,899	$672,035	$588,906	$536,799	$677,138
Portfolio Turnover Rate	57%	49%	54%	73%	76%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 44.26	$ 39.19	$ 32.08	$ 40.22	$ 45.41
Income (loss) from investment operations
Net investment income (loss)[2]	0.05	0.04	(0.19)	(0.21)	(0.22)
Net realized and unrealized gain (loss)	(1.60)	9.44	7.48	(2.58)	2.68
Net increase (decrease) from investment operations	(1.55)	9.48	7.29	(2.79)	2.46
Less distributions to shareholders:
Distributions from net investment income	(0.37)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)
Total distributions to shareholders	(7.77)	(4.41)	(0.18)	(5.35)	(7.65)
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00	0.00
Net asset value, end of year	$ 34.94	$ 44.26	$ 39.19	$ 32.08	$ 40.22
Total return	(0.42)%	25.17%	22.76%	(6.75)%	6.38%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.12%	0.09%	(0.53)%	(0.60)%	(0.52)%
Ratio of expenses to average net assets:
Total expense	1.48%	1.60%	1.60%	1.60%	3.46%
Before fees waived and excluding recoupment of past waived fees	1.48%	1.41%	1.42%	1.46%	3.46%
After fees waived and excluding recoupment of past waived fees[4]	1.48%	1.41%	1.42%	1.46%	1.60%

Supplemental Data
Net Assets, End of Year (000's)	$ 4,572	$ 7,097	$ 583	$ 431	$ 622
Portfolio Turnover Rate	57%	49%	54%	73%	76%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 43.77	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment loss[2]	(0.18)	(0.05)	(0.39)	(0.36)
Net realized and unrealized gain (loss)	(1.60)	9.23	7.48	(2.74)
Net increase (decrease) from investment operations	(1.78)	9.18	7.09	(3.10)
Less distributions to shareholders:
Distributions from net investment income	(0.22)	0.00	0.00	0.00
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(7.62)	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 34.37	$ 43.77	$ 39.00	$ 32.09
Total return	(1.06)% [3]	24.46%	22.12%	(7.50)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.50)%	(0.13)%	(1.05)%	(1.11)% [5]
Ratio of expenses to average net assets:	2.14%	2.14%	2.13%	2.19% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 49	$ 25	$ 43	$ 14
Portfolio Turnover Rate	57%	49%	54%	73% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	The total return is based on the Financial Statement Net Asset Value as shown above.
[4]	Not Annualized.
[5]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 44.90	$ 39.61	$ 32.34	$ 40.40	$ 45.47
Income (loss) from investment operations
Net investment income (loss)[1]	0.18	0.35	(0.10)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	(1.63)	9.35	7.55	(2.59)	2.66
Net increase (decrease) from investment operations	(1.45)	9.70	7.45	(2.72)	2.57
Less distributions to shareholders:
Distributions from net investment income	(0.42)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(7.40)	(4.41)	(0.18)	(5.35)	(7.65)
Total distributions to shareholders	(7.82)	(4.41)	(0.18)	(5.35)	(7.65)
Redemption fees	0.00	0.00	0.00	0.01	0.01
Net asset value, end of year	$ 35.63	$ 44.90	$ 39.61	$ 32.34	$ 40.40
Total return	(0.11)%	25.44%	23.07%	(6.50)%	6.67%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	0.45%	0.81%	(0.27)%	(0.40)%	(0.21)%
Ratio of expenses to average net assets:
Total expense	1.18%	1.35%	1.35%	1.35%	2.34%
Before fees waived and excluding recoupment of past waived fees	1.18%	1.18%	1.23%	1.24%	2.34%
After fees waived and excluding recoupment of past waived fees[2]	1.18%	1.18%	1.23%	1.24%	1.35%

Supplemental Data
Net Assets, End of Year (000's)	$ 3,484	$ 3,916	$ 2,743	$ 1,471	$ 1,008
Portfolio Turnover Rate	57%	49%	54%	73%	76%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 18.64	$ 13.59	$ 11.60	$ 12.51	$ 14.59
Income (loss) from investment operations
Net investment income (loss)[1]	(0.13)	0.06	0.17	0.09	0.12
Net realized and unrealized gain (loss)	1.55	5.18	1.92	(0.51)	0.47
Net increase (decrease) from investment operations	1.42	5.24	2.09	(0.42)	0.59
Less distributions to shareholders:
Distributions from net investment income	(0.09)	(0.19)	(0.10)	0.00	(0.25)
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)	(2.42)
Total distributions to shareholders	(1.64)	(0.19)	(0.10)	(0.49)	(2.67)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 18.42	$ 18.64	$ 13.59	$ 11.60	$ 12.51
Total return	11.20% [3]	38.78%	18.06%	(3.35)%	4.46%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.79)%	0.36%	1.35%	0.82%	0.88%
Ratio of expenses to average net assets:
Total expense	1.58%	1.44%	1.38%	1.29%	1.33%
Before fees waived and excluding recoupment of past waived fees	1.58%	1.40%	1.33%	1.27%	1.33%
After fees waived and excluding recoupment of past waived fees[4]	1.58%	1.40%	1.33%	1.27%	1.25%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.19%	1.17%	1.20%	1.23%	1.25%

Supplemental Data
Net Assets, End of Year (000's)	$ 60,306	$ 56,631	$ 46,120	$ 45,251	$53,125
Portfolio Turnover Rate	47%	49%	44%	57%	266%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on the Financial Statement Net Asset Value as shown above.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 18.48	$ 13.52	$ 11.54	$ 12.50	$ 14.58
Income (loss) from investment operations
Net investment income (loss)[2]	(0.21)	(0.02)	0.16	0.06	(0.02)
Net realized and unrealized gain (loss)	1.59	5.16	1.88	(0.53)	0.58
Net increase (decrease) from investment operations	1.38	5.14	2.04	(0.47)	0.56
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.18)	(0.06)	0.00	(0.22)
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)	(2.42)
Total distributions to shareholders	(1.55)	(0.18)	(0.06)	(0.49)	(2.64)
Redemption fees	0.00 [3]	0.00 [3]	0.00	0.00	0.00
Net asset value, end of year	$ 18.31	$ 18.48	$ 13.52	$ 11.54	$ 12.50
Total return	10.87% [4]	38.24%	17.69%	(3.76)%	4.24%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.27)%	(0.11)%	1.25%	0.50%	(0.11)%
Ratio of expenses to average net assets:
Total expense	2.00%	1.84%	1.73%	1.69%	7.46%
Before fees waived and excluding recoupment of past waived fees	2.00%	1.78%	1.69%	1.69%	7.46%
After fees waived and excluding recoupment of past waived fees[5]	2.00%	1.78%	1.69%	1.64%	1.60%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.55%	1.55%	1.56%	1.60%	1.60%

Supplemental Data
Net Assets, End of Year (000's)	$ 3,200	$ 5,730	$ 3,321	$ 502	$ 501
Portfolio Turnover Rate	47%	49%	44%	57%	266%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.44	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income (loss)[2]	(0.27)	(0.09)	0.07	0.00
Net realized and unrealized gain (loss)	1.55	5.14	1.91	(0.57)
Net increase (decrease) from investment operations	1.28	5.05	2.00	(0.57)
Less distributions to shareholders:
Distributions from net investment income	0.00	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)
Total distributions to shareholders	(1.55)	(0.08)	(0.01)	(0.49)
Redemption fees	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 18.17	$ 18.44	$ 13.47	$ 11.50
Total return	10.31%	37.61%	17.26%	(4.55)% [4]

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.60)%	(0.55)%	0.59%	0.04% [5]
Ratio of expenses to average net assets:
Total expense	2.35%	2.24%	2.33%	2.33% [5]
Before fees waived and excluding recoupment of past waived fees	2.32%	2.25%	2.33%	2.33% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.32%	2.24%	2.13%	2.04% [5]
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.97%	2.00%	2.00%	2.00% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 2	$ 2	$ 1	$ 1
Portfolio Turnover Rate	47%	49%	44%	57% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Enhanced Equity Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 18.61	$ 13.60	$ 11.60	$ 12.53	$ 14.60
Income (loss) from investment operations
Net investment income (loss)[1]	(0.18)	0.09	0.16	0.08	(0.02)
Net realized and unrealized gain (loss)	1.60	5.10	1.92	(0.52)	0.61
Net increase (decrease) from investment operations	1.42	5.19	2.08	(0.44)	0.59
Less distributions to shareholders:
Distributions from net investment income	(0.08)	(0.18)	(0.08)	0.00	(0.24)
Distributions from net realized capital gains	(1.55)	0.00	0.00	(0.49)	(2.42)
Total distributions to shareholders	(1.63)	(0.18)	(0.08)	(0.49)	(2.66)
Redemption fees	0.00 [2]	0.00 [2]	0.00	0.00 [2]	0.00
Net asset value, end of year	$ 18.40	$ 18.61	$ 13.60	$ 11.60	$ 12.53
Total return	11.22% [3]	38.34%	17.98%	(3.51)%	4.44%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(1.05)%	0.58%	1.24%	0.68%	(0.13)%
Ratio of expenses to average net assets:
Total expense	1.70%	1.59%	1.48%	1.39%	16.83%
Before fees waived and excluding recoupment of past waived fees	1.70%	1.47%	1.39%	1.37%	16.83%
After fees waived and excluding recoupment of past waived fees[4]	1.70%	1.47%	1.39%	1.37%	1.35%
After fees waived and excluding recoupment of past waived fees and interest and dividend expenses	1.22%	1.24%	1.26%	1.32%	1.35%

Supplemental Data
Net Assets, End of Year (000's)	$ 1,014	$ 1,060	$ 246	$ 252	$ 335
Portfolio Turnover Rate	47%	49%	44%	57%	266%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on the Financial Statement Net Asset Value as shown above.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Legacy Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 18.03	$ 15.07	$ 11.87	$ 12.98	$ 11.65
Income (loss) from investment operations
Net investment loss[1]	(0.07)	(0.09)	(0.09)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.44)	3.72	3.29	(0.87)	1.72
Net increase (decrease) from investment operations	(0.51)	3.63	3.20	(0.93)	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$ 15.74	$ 18.03	$ 15.07	$ 11.87	$ 12.98
Total return	(1.49)%	24.66%	26.96%	(7.06)%	14.23%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.41)%	(0.55)%	(0.63)%	(0.52)%	(0.69)%
Ratio of expenses to average net assets:
Total expense	1.12%	1.15%	1.20%	1.20%	1.24%
Before fees waived and excluding recoupment of past waived fees	1.12%	1.13%	1.14%	1.20%	1.24%
After fees waived and excluding recoupment of past waived fees[3]	1.12%	1.13%	1.14%	1.20%	1.20%

Supplemental Data
Net Assets, End of Year (000's)	$ 41,637	$ 54,856	$ 66,777	$ 44,001	$ 59,459
Portfolio Turnover Rate	43%	44%	39%	62%	45%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,				For the Period Ended June 30,
Institutional Class	2019	2018	2017	2016	2015 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 18.09	$ 15.11	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.07)	(0.08)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(0.43)	3.73	3.30	(0.87)	0.77
Net increase (decrease) from investment operations	(0.50)	3.65	3.23	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	0.00
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 15.81	$ 18.09	$ 15.11	$ 11.88	$ 12.98
Total return	(1.42)%	24.73%	27.19%	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.41)%	(0.50)%	(0.52)%	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.10%	1.10%	1.14%	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.10%	1.11%	1.14%	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.09%	1.10%	1.10%	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$728,123	$728,538	$253,447	$ 52,784	$ 13,035
Portfolio Turnover Rate	43%	44%	39%	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Class A	2019	2018	2017	2016 [1]	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 17.76	$ 14.89	$ 11.76	$ 12.91	$ 11.63
Income (loss) from investment operations
Net investment loss[2]	(0.12)	(0.13)	(0.12)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	(0.44)	3.67	3.25	(0.87)	1.71
Net increase (decrease) from investment operations	(0.56)	3.54	3.13	(0.97)	1.58
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year	$ 15.42	$ 17.76	$ 14.89	$ 11.76	$ 12.91
Total return	(1.81)% [4]	24.34%	26.62%	(7.41)%	13.82%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.74)%	(0.82)%	(0.92)%	(0.89)%	(1.09)%
Ratio of expenses to average net assets:
Total expense	1.44%	1.41%	1.49%	1.60%	1.69%
Before fees waived and excluding recoupment of past waived fees	1.44%	1.41%	1.45%	1.56%	1.69%
After fees waived and excluding recoupment of past waived fees[5]	1.44%	1.41%	1.45%	1.56%	1.60%

Supplemental Data
Net Assets, End of Year (000's)	$ 45,376	$ 89,306	$ 82,031	$ 52,173	$ 45,186
Portfolio Turnover Rate	43%	44%	39%	62%	44%

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	The total return is based on the Financial Statement Net Asset Value as shown above.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	63	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class C	2019	2018	2017	2016 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 17.46	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.24)	(0.25)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	(0.42)	3.62	3.24	(0.88)
Net increase (decrease) from investment operations	(0.66)	3.37	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)
Redemption fees	0.00 [3]	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 15.02	$ 17.46	$ 14.76	$ 11.74
Total return	(2.45)%	23.39%	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.45)%	(1.56)%	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.16%	2.15%	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.16%	2.15%	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.16%	2.15%	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 13,255	$ 31,174	$ 44,593	$ 23,689
Portfolio Turnover Rate	43%	44%	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	64	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Fiscal Year Ended June 30,
Investor Class	2019	2018	2017	2016	2015
Per Share Operating Performance
Net asset value, beginning of year	$ 17.99	$ 15.05	$ 11.85	$ 12.97	$ 11.65
Income (loss) from investment operations
Net investment loss[1]	(0.09)	(0.09)	(0.09)	(0.07)	(0.10)
Net realized and unrealized gain (loss)	(0.42)	3.70	3.29	(0.87)	1.73
Net increase (decrease) from investment operations	(0.51)	3.61	3.20	(0.94)	1.63
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(1.78)	(0.67)	0.00	(0.18)	(0.30)
Total distributions to shareholders	(1.78)	(0.67)	0.00	(0.18)	(0.31)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of year	$ 15.70	$ 17.99	$ 15.05	$ 11.85	$ 12.97
Total return	(1.50)% [3]	24.56%	27.00%	(7.15)%	14.14%

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.53)%	(0.57)%	(0.69)%	(0.61)%	(0.83)%
Ratio of expenses to average net assets:
Total expense	1.22%	1.16%	1.26%	1.32%	1.33%
Before fees waived and excluding recoupment of past waived fees	1.22%	1.16%	1.26%	1.32%	1.33%
After fees waived and excluding recoupment of past waived fees[4]	1.22%	1.16%	1.26%	1.32%	1.33%

Supplemental Data
Net Assets, End of Year (000's)	$844,975	$853,794	$450,402	$162,096	$131,211
Portfolio Turnover Rate	43%	44%	39%	62%	44%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	The total return is based on the Financial Statement Net Asset Value as shown above.
[4]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	65	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
June 30, 2019

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Enhanced Equity Fund (the “Enhanced Equity Fund”) (formerly Meridian Equity Income Fund), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of June 30, 2019, Institutional Class Shares of the Enhanced Equity Fund and Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Growth Fund are closed to new investors. Effective June 29, 2018, Investor Class, Class A, and Class C Shares of the Small Cap Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Effective November 1, 2018, direct initial purchases of Legacy Class Shares are permitted in the Meridian Enhanced Equity Fund. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes.
The primary investment objectives of the Growth Fund, Contrarian Fund, and Enhanced Equity Fund are to seek long-term growth of capital. Prior to November 1, 2018, the primary objective of the Enhanced Equity Fund was to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“U.S. GAAP”), International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. GAAP. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies.
a.	Cash & Cash Equivalents: Each Fund considers its investment in a FDIC insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.
b.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Fund’s shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
c.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Fixed income (debt) securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Funds' investments in exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
d.	Fair Value Measurements: As described in Note 1.c. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Funds' determinations as to the fair value of investments).

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The summary of inputs used to value the Funds’ securities as of June 30, 2019 is as follows:
	Level 1	Level 2	Level 3	Total

Growth Fund
Common Stocks[1]	$ 1,819,383,919	$ —	$ —	$ 1,819,383,919
Warrants[1]	—	—	5,061,271	5,061,271
Preferred Stocks[1]	—	—	28,324,501	28,324,501
Short-Term Investments	—	31,193,452	—	31,193,452
Total Investments	$ 1,819,383,919	$ 31,193,452	$ 33,385,772	$ 1,883,963,143
Contrarian Fund

Common Stocks[1]	$ 542,316,230	$ —	$ —	$ 542,316,230
Short-Term Investments	—	27,236,857	—	27,236,857
Total Investments	$ 542,316,230	$ 27,236,857	$ —	$ 569,553,087
Enhanced Equity Fund
Assets:
Common Stocks[1]	$ 62,784,747	$ —	$ —	$ 62,784,747
Short-Term Investments	453,382	82,716	—	536,098
Total Investments - Assets	$ 63,238,129	$ 82,716	$ —	$ 63,320,845
Liabilities:
Call Options Written	(709,600)	—	—	(709,600)
Total Investments - Liabilities	$ (709,600)	$ —	$ —	$ (709,600)
Small Cap Growth Fund

Common Stocks[1]	$ 1,491,927,535	$ 3,194,977	$ 4,421,589	$ 1,499,544,101
Warrants[1]	2,226,197	—	4,638,865	6,865,062
Preferred Stocks[1]	—	—	65,259,587	65,259,587
Short-Term Investments	—	59,030,650	—	59,030,650
Total Investments	$ 1,494,153,732	$ 62,225,627	$ 74,320,041	$ 1,630,699,400
1 See Schedules of Investments for values in each industry.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Growth Fund
	Common Stocks	Convertible Corporate Bonds	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/18	$ 10,664,198	$ —	$ 8,600,696	$ —	$ 19,264,894
Total Purchase	—	1,574,000	17,234,995	5,061,271	23,870,266
Total Sales	(7,760,220)	—	—	—	(7,760,220)
Transfers in1	7,760,248	—	8,924,043	—	16,684,291
Transfers out[1]	(10,865,622)	(1,574,000)	(7,760,248)	—	(20,199,870)
Realized Gain (Loss)	(28)	—	(4)	—	(32)
Change in unrealized Gain (Loss)	201,424	—	1,325,019	—	1,526,443
Ending Balance 6/30/19	$ —	$ —	$ 28,324,501	$ 5,061,271	$ 33,385,772

[1] During the year ended June 30, 2019, certain investments valued utilizing significant unobservable inputs were reclassified from one security type to another and remained within Level 3 in the fair value hierarchy. Additionally, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Small Cap Growth Fund
	Common Stocks	Convertible Corporate Bonds	Preferred Stocks	Warrants	Total Level 3
Investments in Securities
Beginning Balance 07/01/18	$ 51,342,935	$ 4,000,000	$ 4,000,000	$ —	$ 59,342,935
Total Purchase	2,095,950	1,426,000	36,014,966	4,638,865	44,175,781
Total Sales	—	—	—	—	—
Transfers in1	—	—	20,785,683	—	20,785,683
Transfers out[1]	(44,464,368)	(5,426,000)	—	—	(49,890,368)
Realized Gain (Loss)	(12)	—	(6)	—	(18)
Change in unrealized Gain (Loss)	(4,552,916)	—	4,458,944	—	(93,972)
Ending Balance 6/30/19	$ 4,421,589	$ —	$ 65,259,587	$ 4,638,865	$ 74,320,041

[1] During the year ended June 30, 2019, certain investments valued utilizing significant unobservable inputs were reclassified from one security type to another and remained within Level 3 in the fair value hierarchy. Additionally, certain investments were transferred into or out of Level 3 in the fair value hierarchy as a result of an initial public offering or as a result of being valued at the time of purchase utilizing significant unobservable inputs and valued utilizing observable inputs at the end of the year.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Information about Level 3 measurements as of June 30, 2019:
Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Preferred Stock	$4,606,092	Market comparable	Illiquidity adjustment (%)	(15)%
Preferred Stock	$7,338,292	Option Pricing Model	Revenue multiple	1.66x to 1.96x.
Preferred Stock	$6,545,120	Market comparable	Recent transaction of a different class with similar capital structure attributes	N/A
Preferred Stock	$9,834,997	Cost	N/A	N/A
Warrants	$5,061,271	Cost	N/A	N/A
Small Cap Growth Fund
Asset Class	Market Value	Valuation Technique	Unobservable Input	Value/Range
Preferred Stock	$4,135,218	Market comparable	Illiquidity adjustment (%)	(15)%
Common Stock	$4,227,108	Market comparable	Illiquidity adjustment (%)	(15)%
Preferred Stock	$17,414,993	Cost	N/A	N/A
Preferred Stock	$13,705,148	Market comparable	Recent transaction of a different class with similar capital structure attributes	N/A
Preferred Stock	$10,991,285	Option Pricing Model	Revenue multiple	1.50x to 1.96x.
Common Stock	$194,481	Option Pricing Model	Fully Diluted Method, Enterprise Value Adjustment	N/A
Preferred Stock	$19,012,943	Option Pricing Model	Fully Diluted Method, Enterprise Value Adjustment	N/A
Warrants	$4,638,865	Cost	N/A	N/A
e.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method.
f.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
g.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

h.	Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
i.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statements of Operations.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
l.	Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Funds have partially adopted the new accounting standard while management continues to evaluate the remaining aspects of this guidance to the Funds.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	739,154	$ 29,989,494	746,846	$ 31,643,957
Shares issued from reinvestment of distributions	4,934,098	159,470,036	2,111,870	87,558,159
Redemption fees	—	7,195	—	8,358
Shares redeemed	(3,827,139)	(149,517,468)	(3,423,076)	(145,053,689)
Net increase/(decrease)	1,846,113	$ 39,949,257	(564,360)	$ (25,843,215)
Institutional Class
Shares sold	2,755,774	$ 111,877,762	5,113,914	$ 220,007,162
Shares issued from reinvestment of distributions	1,246,850	40,273,271	351,639	14,571,915
Redemption fees	—	13,257	—	1,577
Shares redeemed	(1,642,471)	(66,211,804)	(856,334)	(36,507,199)
Net increase	2,360,153	$ 85,952,486	4,609,219	$ 198,073,455
Class A
Shares sold	18,732	$ 786,277	30,480	$ 1,262,774
Shares issued from reinvestment of distributions	26,606	832,766	25,410	1,027,827
Redemption fees	—	—	—	42
Shares redeemed	(228,407)	(9,999,499)	(138,078)	(5,707,970)
Net decrease	(183,069)	$ (8,380,456)	(82,188)	$ (3,417,327)
Class C
Shares sold	1,544	$ 64,239	1,681	$ 69,103
Shares issued from reinvestment of distributions	13,312	411,474	5,517	222,398
Redemption fees	—	—	—	11
Shares redeemed	(15,399)	(556,730)	(8,266)	(348,488)
Net decrease	(543)	$ (81,017)	(1,068)	$ (56,976)
Investor Class
Shares sold	7,417,703	$ 318,211,590	415,842	$ 17,508,521
Shares issued from reinvestment of distributions	986,674	31,563,700	147,893	6,082,835
Redemption fees	—	5,029	—	—
Shares redeemed	(1,496,264)	(59,720,309)	(480,415)	(20,339,808)
Net increase	6,908,113	$ 290,060,010	83,320	$ 3,251,548

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

	Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	113,364	$ 4,440,030	92,762	$ 4,023,673
Shares issued from reinvestment of distributions	3,607,264	109,949,410	1,478,283	61,422,664
Redemption fees	—	5,498	—	2,300
Shares redeemed	(2,068,738)	(75,932,439)	(1,513,056)	(65,157,316)
Net increase	1,651,890	$ 38,462,499	57,989	$ 291,321
Class A
Shares sold	52,511	$ 2,048,503	149,116	$ 6,682,005
Shares issued from reinvestment of distributions	24,866	739,024	753	30,696
Redemption fees	—	316	—	87
Shares redeemed	(106,849)	(4,182,539)	(4,404)	(180,593)
Net increase/(decrease)	(29,472)	$ (1,394,696)	145,465	$ 6,532,195
Class C
Shares sold	557	$ 25,000	—	$ —
Shares issued from reinvestment of distributions	294	8,622	60	2,415
Redemption fees	—	—	—	—
Shares redeemed	—	—	(589)	(23,678)
Net increase/(decrease)	851	$ 33,622	(529)	$ (21,263)
Investor Class
Shares sold	21,139	$ 857,659	25,012	$ 1,109,123
Shares issued from reinvestment of distributions	19,165	579,747	6,696	276,556
Redemption fees	—	—	—	—
Shares redeemed	(29,758)	(1,294,444)	(13,730)	(583,559)
Net increase	10,546	$ 142,962	17,978	$ 802,120

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

	Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Enhanced Equity Fund:
Legacy Class
Shares sold	185,552	$ 2,837,705	25,202	$ 412,949
Shares issued from reinvestment of distributions	326,231	4,283,419	33,878	539,682
Shares redeemed	(276,064)	(4,579,682)	(414,577)	(6,370,022)
Net increase/(decrease)	235,719	$ 2,541,442	(355,497)	$(5,417,391)
Class A
Shares sold	54,553	$ 1,006,208	65,214	$ 1,007,574
Shares issued from reinvestment of distributions	21,580	282,055	3,351	53,040
Redemption fees	—	861	—	—
Shares redeemed	(211,430)	(3,137,164)	(4,124)	(66,650)
Net increase/(decrease)	(135,297)	$(1,848,040)	64,441	$ 993,964
Class C
Shares sold	—	$ —	—	$ —
Shares issued from reinvestment of distributions	10	130	— [1]	7
Shares redeemed	—	—	—	—
Net increase	10	$ 130	— [1]	$ 7
Investor Class
Shares sold	124,307	$ 2,372,645	54,380	$ 987,000
Shares issued from reinvestment of distributions	5,545	72,698	191	3,042
Redemption fees	—	176	—	—
Shares redeemed	(131,679)	(2,058,654)	(15,703)	(255,671)
Net increase/(decrease)	(1,827)	$ 386,865	38,868	$ 734,371

[1]	Less than one share.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

	Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	1,061,455	$ 17,724,276	798,357	$ 12,937,312
Shares issued from reinvestment of distributions	249,305	3,455,365	157,763	2,513,161
Redemption fees	—	151	—	224
Shares redeemed	(1,708,722)	(31,069,872)	(2,343,784)	(38,873,193)
Net decrease	(397,962)	$ (9,890,080)	(1,387,664)	$ (23,422,496)
Institutional Class
Shares sold	17,840,231	$ 304,620,636	28,001,860	$ 464,545,976
Shares issued from reinvestment of distributions	4,970,015	69,132,900	1,021,360	16,311,116
Redemption fees	—	60,357	—	22,819
Shares redeemed	(17,028,974)	(284,633,011)	(5,514,217)	(91,208,599)
Net increase	5,781,272	$ 89,180,882	23,509,003	$ 389,671,312
Class A
Shares sold	698,260	$ 10,990,916	2,079,247	$ 33,150,819
Shares issued from reinvestment of distributions	396,619	5,394,048	222,019	3,488,257
Redemption fees	—	3,374	—	9,460
Shares redeemed	(3,181,843)	(55,273,945)	(2,780,531)	(45,116,576)
Net decrease	(2,086,964)	$ (38,885,607)	(479,265)	$ (8,468,040)
Class C
Shares sold	58,729	$ 923,743	305,564	$ 4,901,526
Shares issued from reinvestment of distributions	149,666	1,989,059	110,815	1,718,744
Redemption fees	—	339	—	—
Shares redeemed	(1,111,203)	(18,284,272)	(1,651,535)	(26,361,279)
Net decrease	(902,808)	$ (15,371,131)	(1,235,156)	$ (19,741,009)
Investor Class
Shares sold	17,517,878	$ 293,078,968	25,519,864	$ 404,556,023
Shares issued from reinvestment of distributions	5,603,699	77,499,155	1,592,623	25,306,772
Redemption fees	—	8,375	—	67,756
Shares redeemed	(16,737,663)	(277,938,274)	(9,597,423)	(156,906,585)
Net increase	6,383,914	$ 92,648,224	17,515,064	$ 273,023,966

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the year ended June 30, 2019, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$746,830,983	$611,259,553
Contrarian Fund	$326,525,967	$410,958,010
Enhanced Equity Fund	$ 30,729,933	$ 25,389,775
Small Cap Growth Fund	$719,068,382	$670,309,536

4.	Other Investment Transactions
a.	Restricted Securities: Restricted securities for which quotations are not readily available are valued at fair value, as determined by the board of directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer, or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy. As of June 30, 2019, Contrarian and Enhanced Equity Funds don’t hold any restricted securities. Refer to the Schedules of Investments for information about restricted securities held as of June 30, 2019 for Growth and Small Cap Growth Funds.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act of 1933, and may not be resold without registration with the Securities and Exchange Commission or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 8.75%	7/5/19 - 2/15/49	$445,618,910
Contrarian Fund	U.S. Government Obligations	0.00% - 8.75%	7/5/19 - 2/15/49	130,310,537
Enhanced Equity Fund	U.S. Government Obligations	0.00% - 8.75%	7/5/19 - 2/15/49	5,588,799
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 8.75%	7/5/19 - 2/15/49	222,590,262
Income generated from securities lending is presented in the Statements of Operations. As of June 30, 2019, the total value of securities on loan for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Growth Fund were $475,416,596, $155,650,615, $5,589,951, and $280,402,646, respectively. Securities on loan are footnoted in the Schedules of Investments. As of June 30, 2019, the total collateral value for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $476,812,362, $157,547,394, $5,617,515 and $281,620,912, respectively.
d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds' custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At June 30, 2019, the market value of repurchase agreements or joint repurchase agreements outstanding for the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and the Small Cap Growth Fund were $31,193,452, $27,236,857, $82,716 and $59,030,650, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statements of Assets and Liabilities.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of June 30, 2019:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 31,193,452	$ (31,193,452)[1]	$ —
Contrarian Fund
Repurchase agreement	27,236,857	(27,236,857) [1]	—
Enhanced Equity Fund
Repurchase agreement	82,716	(82,716) [1]	—
Small Cap Growth Fund
Repurchase agreement	59,030,650	(59,030,650) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of repurchase agreements is not presented in this table.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Contrarian Fund
Options:
Average value of option contracts purchased	$521,325 [1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.
Enhanced Equity Fund
Options:
Average value of option contracts purchased	$1,725,343
Average value of option contracts written	$1,630,000
For the year ended June 30, 2019, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized loss on written options and Net change in unrealized depreciation on written options, and are included in Options written at value on the Statements of Assets and Liabilities. Equity options purchased are included in Investments, at value on the Statements of Assets and Liabilities. Realized and unrealized gain/loss of equity options purchased are included in Net realized gain on investments and foreign currency transactions and Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations on the Statements of Operations.
g.	Warrants: The Company can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Company the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Company has no obligation to exercise the warrant and buy the stock.
h.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

(a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Fund's investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
Options Risk: Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested. Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

6.	Affiliate Transactions and Fees
Investment Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Enhanced Equity Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.
For the year ended June 30, 2019, the distributor received commissions in the amounts of $248, $4,247, $489 and $2,598 for Class A of Growth Fund, Contrarian Fund, Enhanced Equity Fund and Small Cap Growth Fund, respectively. The Growth Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $9 and $1,115 to distributors for Class C.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceed the expense limitations listed below, excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales. With respect to these limits, the Adviser waived the fees listed below during the year ended June 30, 2019.
	Expense Limitation	Total Waivers and Reimbursements for the year ended June 30, 2019
Growth Fund
Institutional Class	0.90%	$—
Class A	1.55%	$—
Class C	2.25%	$—
Investor Class	1.30%	$—
Contrarian Fund
Class A	1.60%	$—
Class C	2.20%	$—
Investor Class	1.35%	$—
Enhanced Equity Fund
Legacy Class	1.25%	$—
Class A	1.60%	$—
Class C	2.00%	$—
Investor Class	1.35%	$—
Small Cap Growth Fund
Legacy Class	1.20%	$—
Institutional Class	1.10%	$—
Class A	1.60%	$—
Class C	2.25%	$—
Investor Class	1.35%	$—

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by each Fund. This agreement will continue until October 31, 2019, and may be renewed or modified with approval of the Funds' Board. For the year ended June 30, 2019, the Adviser recouped $214 and $47,997 from the Enhanced Equity Fund and Small Cap Growth Fund, respectively.
At June 30, 2019, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2020	2021	2022
Growth Fund	—	—	—
Contrarian Fund	—	—	—
Enhanced Equity Fund	3	—	—
Small Cap Growth Fund	38,181	42,960	—

At June 30, 2019, $2 of recoupable expenses expired for the Enhanced Equity Fund.
7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions made during the fiscal year ended June 30, 2019, is as follows:
	2019 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	39,486,532	199,014,967	238,501,499
Contrarian Fund	10,725,093	103,718,529	114,443,622
Enhanced Equity Fund	2,172,942	2,992,095	5,165,037
Small Cap Growth Fund	86,765,622	85,197,204	171,962,826
The tax character of distributions made during the fiscal year ended June 30, 2018, is as follows:
	2018 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	31,839,842	80,465,714	112,305,556
Contrarian Fund	187,947	63,078,540	63,266,487
Enhanced Equity Fund	655,926	—	655,926
Small Cap Growth Fund	32,280,436	20,870,897	53,151,333
9.	Federal Income Taxes Information: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2019, the Funds did not incur any interest or penalties.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of year end, the following permanent differences attributable to non-deductible expense and non-taxable income from underlying partnerships were reclassified to the following accounts:

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
June 30, 2019

	Increase/(Decrease) Paid-in Capital	Increase/(Decrease) Accumulated Earnings
Growth Fund	$ —	$ —
Contrarian Fund	777	(777)
Enhanced Equity Fund	—	—
Small Cap Growth Fund	—	—

The aggregate cost of investments, securities sold short, and options, unrealized appreciation and depreciation, for federal income tax purposes, at June 30, 2019 is as follows:
	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,675,597,061	$394,920,759	$(186,554,677)	$208,366,082
Contrarian Fund	470,202,262	109,423,222	(10,072,397)	99,350,825
Enhanced Equity Fund	42,716,423	25,982,516	(5,395,462)	20,587,054
Small Cap Growth Fund	1,530,036,599	255,420,567	(154,757,766)	100,662,801
	Components of Accumulated Earnings (Losses) on a Tax Basis
	Growth Fund	Contrarian Fund	Enhanced Equity Fund	Small Cap Growth Fund
Undistributed ordinary income	$ 2,519,201	$ 3,527,312	$ 3,306,362	$ 13,895,868
Capital loss carry forward	—	—	—	—
Undistributed long-term capital gains	101,062,283	31,581,983	1,036,667	67,971,054
Unrealized appreciation/(depreciation)	208,366,082	99,350,825	20,587,054	100,662,801
Qualified late year deferred losses	—	—	—	—
Total Accumulated Earnings/(Losses)	$311,947,566	$134,460,120	$24,930,083	$182,529,723
The differences between book and tax-basis unrealized appreciations are attributable to the tax deferral of losses on wash sales, mark-to-market adjustments on investments in passive foreign investment companies, straddles and investment adjustments in partnerships.
As of June 30, 2019, the Funds had no capital loss carryforwards available to offset future realized capital gains.
10. Subsequent Events: Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has noted no additional events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm
To the Shareholders of Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund, and Meridian Small Cap Growth Fund and Board of Directors of Meridian Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meridian Fund, Inc. comprising Meridian Growth Fund, Meridian Contrarian Fund, Meridian Enhanced Equity Fund, and Meridian Small Cap Growth Fund (the “Funds”) as of June 30, 2019, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Funds’ financial highlights for the years ended June 30, 2017, and prior, were audited by other auditors whose report dated August 24, 2017, expressed an unqualified opinion on those financial highlights.
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Funds’ auditor since 2018.
Cohen and Company, Ltd.
Cleveland, Ohio
August 22, 2019

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Meridian Fund, Inc.
Information About the Directors and Officers
The individuals listed below serve as directors or officers of Meridian Fund, Inc. (the “Meridian Funds”). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Meridian Funds’ Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.
Interested Directors*	Positions(s) Held with Fund:	Length of Service (Beginning Date)	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Michael Stolper* (74)	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, LLC (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present.	4	Windowpane Funds (one portfolio)
* Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management, Inc. (the “Previous Investment Adviser”, the previous investment adviser to the Meridian Enhanced Equity Fund, Meridian Growth Fund, and Meridian Contrarian Fund).

Non-Interested Directors	Position(s) Held with Fund:	Length of Service (Beginning Date)	Princiapl Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships
Guy M. Arnold (51)	Director	Indefinite term since May 12, 2015	President of Hunt Development Group from July 2015 to present; Owner/Manager of GMA Holdings, LLC from January 2013 to July 2015.	4	MidFirst Bank –Colorado Advisory Member, The Children's Hospital of Colorado
John S. Emrich, CFA (51)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present Member and Manager, Iroquois Valley Farms, LLC, June 2012 toAugust 2015.	4	Destra Funds (2), Destra International & Event-Driven Credit Fund, and Destra Multi-Alternative Fund; Clean Energy Federal Credit Union
Michael S. Erickson (67)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp., 2003 to present; Treasurer, Vice President, and Manager, McGee Island LLC, 2015 to present.	4	Destra Funds (2), Destra International & Event-Driven Credit Fund, and Destra Multi-Alternative Fund
James Bernard Glavin (84)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Theraputics, Inc.	4	None
Edward F. Keely, CFA (52)	Director and Chairman of the Board	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
David Corkins (52)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, ArrowMark Colorado Holdings, LLC
Rick Grove (50)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Compliance Officer, ArrowMark Colorado Holdings, LLC; formerly, Chief Operating Officer, ArrowMark Colorado Holdings, LLC
Katie Jones (35)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since August 12, 2014	Controller, ArrowMark Colorado Holdings, LLC; formerly, Assistant Treasurer, Meridian Fund, Inc.

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Meridian Fund, Inc.
2019 TAX NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2019. Please consult your tax advisor for proper treatment of this information.
For the period July 1, 2018 to June 30, 2019, the Funds reported the following terms with regard to distributions paid during the period. All information is based on financial information available as of the date of this annual report and, accordingly, is subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
Pursuant to Internal Revenue Code Section 852(b)(3), the Growth Fund, Contrarian Fund, Enhanced Equity Fund, and Small Cap Growth Fund reported $199,014,967, $103,718,529, $2,992,095, and $85,197,204, respectively, as long-term capital gain distribution for the year ended June 30, 2019.
Pursuant to Internal Revenue Code Section 854(b)(2), the Funds listed below report a percentage of their ordinary income dividends distributed during the year ended June 30, 2019 as qualifying for the corporate dividends-received deduction:
Growth Fund	32.82%
Contrarian Fund	93.57%
Enhanced Equity Fund	13.98%
Small Cap Growth Fund	9.21%
Pursuant to Section 1 (h)(11) of the Internal Revenue Code, the Funds listed below report the following amounts of their income dividends paid during the year ended June 30, 2019 as qualified dividend income (QDI):
Growth Fund	29.84%
Contrarian Fund	100%
Enhanced Equity Fund	13.81%
Small Cap Growth Fund	7.81%
The Funds report a portion of the net income dividends distributed during the year ended June 30, 2019, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:
Growth Fund	0%
Contrarian Fund	0.54%
Enhanced Equity Fund	50.35%
Small Cap Growth Fund	0%
The Funds report a portion of the short term capital gain dividends distributed during the year ended June 30, 2019, as Qualified Short-Term Gain, as defined in the Internal Revenue Code as follows:
Growth Fund	100%
Contrarian Fund	100%
Enhanced Equity Fund	100%
Small Cap Growth Fund	100%
U.S. Government interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exception of these amounts from state income for the Funds.
U.S. Government interest:

Meridian Funds	87	www.meridianfund.com

Meridian Fund, Inc.
2019 TAX NOTICE TO SHAREHOLDERS (Unaudited) (continued)

Growth Fund	0%
Contrarian Fund	0%
Enhanced Equity Fund	0%
Small Cap Growth Fund	0%

Meridian Funds	88	www.meridianfund.com

Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

Meridian Funds	89	www.meridianfund.com

MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
June 30, 2019
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods prior to March 31, 2019, filed such information on Form N-Q. The complete listing is available on the Commission’s website at http://www.sec.gov.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Katie Jones, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
*Interested Director

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $100,000 in 2019 and $80,000 in 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2019 and $0 in 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,000 in 2019 and $20,000 in 2018. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2019 and $2,500 in 2018. The 2018 year other fees were for review of the Meridian Contrarian Fund’s tax equalization calculation.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

1.

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

2.	De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)  Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant for each of the last two fiscal years of the registrant was $20,000 in 2019 and $22,500 in 2018. The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2019 and $0 in 2018.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Meridian Fund, Inc.®

By (Signature and Title)* /s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date August 30, 2019

By (Signature and Title)* /s/ Katie Jones
Katie Jones
Principal Financial Officer and Treasurer

Date August 30, 2019

* Print the name and title of each signing officer under his or her signature.